UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders

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The right choice for the long term®

American High-Income Trust

Simplifying a complex investment:
How bond funds can add value and limit risk

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Annual report for the year ended September 30, 2006

American High-Income TrustSM seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
Results at a glance	1
The value of a long-term perspective	3
Simplifying a complex investment: How bond funds
can add value and limit risk	4
Summary investment portfolio	9
Financial statements	14
Board of trustees and officers	31
What makes American Funds different?	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2006:

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	+4.18%	+9.39%	+6.78%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 and 24 for details.

The fund’s 30-day yield for Class A shares as of October 31, 2006, calculated in accordance with the Securities and Exchange Commission formula, was 6.97%, which reflects a fee waiver (6.94% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 7.00%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 30. Please see the inside back cover for important information about other share classes.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States is subject to additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus.

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Fellow shareholders:

Strong corporate fundamentals, a healthy economy and historically low default rates provided a favorable climate for high-yield bonds, helping American High-Income Trust post a solid gain for the fiscal year.

For the 12 months ended September 30, 2006, shareholders who reinvested monthly dividends totaling 94.1 cents a share earned a total return of 8.3%, including an income return of 7.9%. Those results surpassed both the 6.7% gain for the Lipper High Current Yield Bond Funds Index, a benchmark of similar funds, and the 7.8% return for the Credit Suisse High Yield Index, which attempts to mirror the high-yield debt markets. The latter index is unmanaged and includes no expenses.

High-yield bonds enjoyed significantly higher returns during the period than investment-grade bonds. The Citigroup Broad Investment-Grade (BIG) Bond Index, an unmanaged index that measures high-quality bond markets including Treasuries, posted a 3.7% total return, not including expenses.

Shareholders in the fund who elected to take their dividends in cash saw the value of their holdings increase 0.2% while earning an income return of 7.7%.

Corporate profitability drives results

The high-yield bond market benefited from a combination of factors during the period, including rising corporate profits, solid economic growth, low default rates and brisk demand by investors for higher yielding issues.

The robust economy, however, sparked concerns of inflation, which led the Federal Reserve to continue to tighten credit. Over the past 12 months, the Fed raised its target for the federal funds rate six times, from 3.75% to 5.25%. Higher quality bonds were hit harder by the increased interest rates. Fortunately for holders of high-yield issues, strong corporate profits helped to boost prices, which offset the effect of rising interest rates.

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Results at a glance

Average annual total returns for periods ended
September 30, 2006, with all distributions reinvested.
The market indexes are unmanaged.

Returns	1 year	5 years	10 years

American High-Income Trust	+8.3%	+10.2%	+7.2%

Credit Suisse High
Yield Index	+7.8	+11.3	+7.1

Citigroup Broad Investment-
Grade (BIG) Bond Index	+3.7	+4.8	+6.4

Lipper High Current Yield
Bond Funds Index	+6.7	+9.3	+5.0

For the 10 years ended September 30, 2006, American High-Income Trust ranked 10th in total return among the 120 high current yield funds in existence throughout the period, according to Lipper. For the five years ended September 30, 2006, it ranked 82nd of 321, and for the 12 months ended September 30, 2006, the fund ranked 53rd of 458. Lipper rankings do not reflect the effect of sales charges.
[End Sidebar]

Strong corporate profits, however, also encouraged companies to take on more debt to finance acquisitions, make larger dividend payments and increase business spending. Going forward, that means we must select companies that can effectively manage their businesses with a high level of debt throughout various business cycles.

[Begin Sidebar]
The high-yield bond market benefited from a combination of factors during the period, including rising corporate profits, solid economic growth, low default rates and brisk demand by investors for higher yielding issues.
[End Sidebar]

Sectors that impacted the fund

Fund results for the period were helped by good returns in the struggling but improving automobile and airline industries. Both industries still face serious operational and financial difficulties, but investors have responded positively to the initial progress made by management to improve their operations. General Motors and Ford are not likely to return to investment-grade anytime soon, but they have enacted cost savings and other measures that have improved their security prices. In the airline industry, our holdings in aircraft-backed securities of major airlines also contributed positively to results, due to greater demand for travel and an increase in fares.

Hurting portfolio results were the bonds of homebuilders, which suffered significant declines in profitability and underlying demand due to the slowdown in the U.S. housing market. Although we expect the cycle to get worse, we believe that homebuilders are better positioned to withstand a downturn than they were in previous market cycles. As a result, we believe there are some attractive investment opportunities and have been increasing our holdings in this area.

Maintaining a long-term perspective

Although the market environment continues to be favorable for high-yield bonds, we are cautiously optimistic as we enter the next period. Slower economic growth, inflationary concerns, higher debt levels and tighter global monetary conditions are some of the potential challenges that lie ahead. It’s also become harder to find good values, as many high-yield issuers have already improved their credit quality and experienced a boost in their bond prices.

For all these reasons, fundamental research will be crucial in selecting companies that will be able to support their debt obligations through various business and market cycles going forward. Our continued emphasis on building a diversified, research-driven investment portfolio has allowed the fund to produce solid results for shareholders who share our long-term outlook. Over the past 10-year period ended September 30, 2006, American High-Income Trust has produced an average annual total return of 7.2%, compared with a 5.0% return for the Lipper High Current Yield Bond Funds Index and a 7.1% return for the Credit Suisse High Yield Index.

To learn how an actively managed bond fund can add value to your investment portfolio, please read the feature article beginning on page 4.

As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.Vice Chairman

/s/ David C. Barclay
David C. Barclay
President

November 10, 2006

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Here’s how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2006, the end of its latest fiscal year. As you can see, that $10,000 grew to $49,174 with all distributions reinvested.

Fund figures reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[begin mountain chart]
Year ended Sept. 30th	American High-Income Trust	Lipper High Current Yield Bond Funds Index[4]	Citigroup Broad Investment-Grade (BIG) Bond Index[3]	Credit Suisse High Yield Index[3]	Consumer Price Index (inflation)[5]

2/19/88	$9,625	$10,000	$10,000	$10,000	$10,000
1988	10,182	10,475	10,222	10,447	10,328
1989	11,189	10,935	11,367	11,026	10,776
1990	10,735	9,570	12,237	10,047	11,440
1991	13,873	12,290	14,198	13,757	11,828
1992	16,376	15,132	15,999	16,573	12,181
1993	18,764	17,473	17,627	19,172	12,509
1994	19,066	17,899	17,063	19,831	12,879
1995	21,604	20,178	19,461	22,619	13,207
1996	24,570	22,644	20,423	25,054	13,603
1997	28,176	26,120	22,406	28,994	13,897
1998	27,491	25,688	24,975	28,842	14,103
1999	29,721	27,037	24,908	29,980	14,474
2000	31,295	27,021	26,632	30,555	14,974
2001	30,218	23,569	30,110	29,050	15,371
2002	28,442	22,814	32,632	29,877	15,603
2003	38,197	28,862	34,423	38,257	15,966
2004	42,235	32,215	35,738	43,352	16,371
2005	45,421	34,422	36,783	46,089	17,138
2006	49,174	36,744	38,147	49,667	17,491
[end mountain chart]

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 4.75% prior to January 10, 2000.
3 The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.
4 Calculated by Lipper. The index does not reflect sales charges.
5 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6 For the period February 19 through September 30, 1988.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2006)*

	1 year	5 years	10 years

Class A shares	+4.18%	+9.39%	+6.78%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 and 24 for details.

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Simplifying a complex investment:
How bond funds can add value and limit risk

It’s a debate that has raged for decades: Is it better to invest in individual bonds or bond funds? When it comes to an investment in the high-yield market, the answer for most investors is a bond fund.

“The complex nature of the high-yield securities market makes it difficult for individual investors to go it alone,” says David Barclay, president of American High-Income Trust. “The market is geared to the institutional investor. It lacks transparency, requires a lot of money to build a diversified portfolio and is difficult to navigate.”

For individual investors seeking a high level of current income as well as capital appreciation, a high-yield bond fund can provide a simple way to invest in a diversified, carefully supervised portfolio of lower rated, higher risk corporate bonds. In the following pages, we will discuss five key advantages a bond fund has over individual bonds.

Professional management

Perhaps the biggest advantage of owning a bond fund is professional portfolio management. Investing in high-yield bonds can be even more complicated than investing in stocks. Buyers must understand the relationships among bond prices, interest rates and varying maturity dates. They must also be able to evaluate such factors as covenants and call features (which may allow the issuer to redeem the bonds before the maturity date), and how that can affect their potential return. On top of that, they must understand special financing and credit features of different bonds from different issuers. “The average investor simply does not have the time, resources or expertise required to adequately do this kind of exhaustive research,” says David.

Professional management can give investors a tremendous advantage. In American High-Income Trust, managers and analysts are researching the market full time, constantly monitoring the financial fitness of each bond issuer in the portfolio while evaluating shifts in risk and changing opportunities in the marketplace. Fund managers also have access to a greater volume of in-depth information about companies, industries, the market environment, individual issues and bond structure than an individual investor does, as well as the ability to review credits from several perspectives.

“Our comprehensive research process allows us to look at the broader market and assess value across a range of opportunities,” says Susan Tolson, a portfolio counselor in the fund. “We have teams of people looking at durations, currencies, what the Federal Reserve is doing, and trends in the broader economic environment both in the U.S. and globally.”

The fund also has access to equity research at Capital, which gives the portfolio counselors another perspective on the bond markets. “The equity analysts are a great resource for us,” says Susan, citing the 2000 to 2002 market downturn as an example. “During that time, there was a merging of external shocks — including the Internet bubble, a credit crunch and corporate governance issues — that repriced the bonds of high-yield and investment-grade companies. Investment-grade bonds were trading at yields usually associated with high-yield bonds. Thanks to the collaboration between our equity and fixed-income research analysts, we were able to spot relative value in the market and react to it quickly.”

This kind of cross-research and collaboration allows the fund managers to find the right balance of risk and return in the portfolio — a key factor to achieving success in the high-yield bond market.

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professional management
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“Our comprehensive research process allows us to look at the broader market and assess value across a range of opportunities,” says Susan Tolson.
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Diversification

“In any bond portfolio where there is risk of loss, diversification is important,” says David, who believes many investors underestimate the potential downside of investing in bonds. “If you invest in high yield, you will have bonds that will default,” he says. “If an individual owns just a few bonds and one defaults or declines in price significantly, it will have a disproportionate impact on their overall portfolio.”

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better prices
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“Because institutional investors typically trade in lots of $1 million or more, they get maximum efficiency of trading, better prices and lower transaction costs,” says David Barclay.
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Diversification acts as a shock absorber, helping the portfolio withstand adverse changes in market conditions and problems that can develop with individual issuers, such as nonpayments, credit downgrades and call features. It can also expose the investor to bonds that may disproportionately benefit from market changes. A well-diversified portfolio includes a broad sampling of bond maturities, types of issuers and credit quality. Whether hedging the negative or emphasizing the positive, diversification can help stabilize a portfolio over time — a particularly important consideration for investors who plan to live on the income generated by their portfolios.

Yet, diversification can be difficult if not impossible for the average individual investor to achieve. “High-yield bonds typically trade in large lots, usually of $1 million or more, which makes it difficult for individuals to buy enough bonds to build a diversified portfolio,” says Susan. That compares with a minimum initial investment of $250 to own American High-Income Trust, which holds hundreds of debt issues. Shareholders, in effect, own a proportionate share of each of these holdings, which encompass companies in industries ranging from telecommunication services and information technology to health care and consumer staples.

The fund’s investment guidelines also limit how much exposure it may have to any given company, sector or asset class. In most cases, the largest single holdings do not exceed 2% of the portfolio. “These guidelines result in an investment mix that provides diversification and leads to more consistent results,” says David.

Better prices

A high-yield bond fund can obtain better bond prices than individual investors for two main reasons: better execution and more access to information.

Because there is very little publicly available information about transaction prices in the high-yield market, it is difficult for the individual investor to get the best price or even be treated fairly. “The brokerage community is geared to institutional investors,” says David. “Because institutional investors typically trade in lots of $1 million or more, they get maximum efficiency of trading, better prices and lower transaction costs. The individual investor trading in odd lots incurs significantly more in trading costs.”

Unlike stocks, which trade on electronic exchanges at prices that are posted almost instantaneously in an extremely visible and efficient market, high-yield bonds are traded “over the counter” where brokers and dealers negotiate directly with one another over computer networks and by telephone. Price quotes can vary significantly from dealer to dealer, and often depend on the amount of the sale or purchase. As a result, high-yield bonds are more difficult than stocks to trade efficiently. “The large volume we trade daily with our counterparts at Wall Street firms and the investment we have made in trading support systems allow us to garner favorable executions in the market,” says Susan.

A fund also has the resources to evaluate the various factors that determine the value of a bond and its yield. For example, one issuer may be offering several bonds with various maturities, yields and seniority levels within the capital structure. The traders on the fund’s trading desk add to the evaluation of which company’s bonds to buy by helping to determine the best issue or issues of an individual issuer. They are constantly assessing the flows of supply and demand in the market, which makes them more knowledgeable about market prices and better able to evaluate the best time to buy or sell a particular security.

Greater liquidity and marketability

Because of high trading costs and a lack of transparency in the high-yield market, individual investors have less flexibility to adjust their bond holdings to take advantage of changing market conditions.

“Because we can trade efficiently, we may buy and sell to take advantage of relative value,” says David. “That gives the fund the ability to change its risk profile based on microeconomic and macroeconomic conditions.”

American High-Income Trust has significant resources dedicated to trading, which gives portfolio counselors the ability to understand what’s going on in real time and react to it in real time in an efficient way. “Liquidity does vary in this market,” says David. “We have access both as a buyer and seller to the market. As an active participant, we have a good understanding of liquidity within the market and of different issues, and can pick better times to transact.”

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A unique management system

American High-Income Trust is managed in a unique fashion — as are all American Funds — using a method we call the multiple portfolio counselor system. In this system, each of the fund’s portfolio counselors is entrusted with a segment of the portfolio to manage as he or she believes will best meet the objective of the fund. This allows them to focus on the sectors of the market they know best and deem the best value. What makes the system special is that it enables counselors to consult with each other, yet follow their own highest convictions. Because the fund is not dependent on any single individual, transition of fund management from one generation to the next becomes almost seamless.

American High-Income Trust has five counselors, each of whom has more than 12 years of experience. A sixth segment of the fund, as shown in the pie chart, is managed directly by the fund’s research analysts, each contributing to the portfolio in his or her own area of expertise. Those contributions, in turn, signal to counselors the degree of an analyst’s conviction.

This type of portfolio management provides for diverse viewpoints and leads to more consistent results by smoothing out the peaks and valleys of the market. “Not every individual style works in every market environment,” says Susan Tolson, a portfolio counselor in the fund. “This system balances out the different styles and provides for greater stability.”

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[photo of David C. Barclay]
David C. Barclay
25 years of investment experience

[photo of Abner D. Goldstine]
Abner D. Goldstine
55 years of investment experience

[photo of Susan M. Tolson]
Susan M. Tolson
18 years of investment experience

[photo of David Daigle]
David Daigle
12 years of investment experience

[photo of Marc Linden]
Marc Linden
12 years of investment experience

Years of experience as of December 2006.
[End Sidebar]

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greater liquidity and marketability

Individuals do not have access to the array of information that an institution has to make the best decisions. As a result, individuals have less ability to adjust their bond holdings to take advantage of changing market conditions.
[End Sidebar]

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In addition, the fund’s counselors frequently are able to purchase bonds that are undervalued or overlooked by the market. Most of these bonds are simply unavailable to individual investors. “Many issuers that don’t trade very often will go to larger institutional investors, who can transact quickly and more efficiently,” says Susan. “Often, an institutional investor will have opportunities to participate in the primary or secondary market that individual investors never see.”

Automatic reinvestment

Finally, a bond fund can simplify the administrative aspects of your investment. Unlike individual bonds, which pay interest twice a year, American High-Income Trust pays income in the form of monthly dividends. The more frequent payouts are a convenience both for those looking to create a regular income stream to meet living expenses as well as for those who want to automatically reinvest their dividends in additional shares of the fund.

Over time, reinvested dividends help boost future income by increasing the number of shares owned. The benefits of automatic reinvestment are illustrated in the mountain chart on page 3, which shows the growth of an initial investment with dividends reinvested over the life of the fund.

Fund shareholders can also make subsequent investments in the fund at any time and for any dollar amount.

Individual bonds, on the other hand, do not offer the option of automatic reinvestment. Oftentimes, interest payments are set aside in a lower yielding money market fund until enough cash accrues to buy another bond.

“Automatically reinvesting your dividends can help you compound your earnings over time without paying a sales charge,” says David. “That’s difficult to do with individual bonds.”

Furthermore, bond funds offer the convenience of not having to hold the actual bond certificates and keeping records of all interest income and capital gains received.

For all these reasons, an actively managed bond fund accomplishes what many individuals seek when investing in high-yield bonds: the ability to add value, minimize risk and simplify what can otherwise be a complex investment.

Summary investment portfolio, September 30, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
U.S. corporate bonds & notes	71.9
Non-U.S. corporate bonds & notes	11.4
U.S. government bonds & notes	0.3
Non-U.S. government & government agency bonds & notes	4.3
Common stocks & warrants	1.9
Convertible securities	1.4
Preferred securities	1.9
Other	0.5
Short-term securities & other assets less liabilities	6.4
[end pie chart]

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 88.48%	(000)	(000)	assets

Corporate bonds & notes - 83.37%
Consumer discretionary - 23.02%
Charter Communications Operating, LLC, Term Loan B, 8.125% 2013 (1) (2)	$51,500	$51,822
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.:
8.00% 2012 (3)	45,950	46,524
8.375% 2014 (3)	24,800	25,327
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	44,665	45,167
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	14,105	14,458
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 0%-13.50% 2011-2012 (4)	14,375	11,307
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	4,750	4,346	1.76%
General Motors Corp.:
7.20% 2011	96,220	89,124
7.25% 2013	€ 3,000	3,535
7.125%-9.40% 2013-2033	$75,815	66,721	1.41
Linens 'n Things, Inc. 11.132% 2014 (1) (3)	66,350	64,360.57
CanWest Media Inc., Series B, 8.00% 2012	62,808	62,337.55
Cinemark USA, Inc. 9.00% 2013	58,743	61,240.54
Young Broadcasting Inc. 10.00% 2011	52,810	49,575.44
Grupo Posadas, SA de CV 8.75% 2011 (3)	46,225	48,536.43
Mohegan Tribal Gaming Authority 6.375% 2009	45,540	45,426.40
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	45,910	44,762.39
Bon-Ton Department Stores, Inc. 10.25% 2014	45,200	44,183.39
Tenneco Automotive Inc. 8.625% 2014	43,250	42,926.38
Neiman Marcus Group, Inc. 9.00% 2015 (5)	38,355	40,944.36
Other securities		1,744,517	15.40
		2,607,137	23.02

Telecommunication services - 12.13%
Triton PCS, Inc.:
9.375% 2011	60,855	45,793
8.50% 2013	113,840	106,156
8.75% 2011	46,050	34,653	1.65
Windstream Corp.:
8.625% 2016 (3)	90,575	97,368
8.125% 2013 (3)	25,300	26,976
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	44,450	47,562	1.52
American Cellular Corp., Series B, 10.00% 2011	52,725	55,493
Dobson Communications Corp. 8.875%-9.757% 2012-2013 (1)	57,100	57,456
Dobson Cellular Systems, Inc. 8.375%-9.875% 2011-2012 (3)	53,215	56,231	1.49
Intelsat (Bermuda), Ltd. 8.25%-11.25% 2012-2016 (1) (3)	111,180	114,626
Intelsat PanAmSat Opco 9.00% 2016 (3)	13,075	13,533
Intelsat, Ltd. 6.50%-7.625% 2012-2013	12,500	10,303	1.22
Qwest Capital Funding, Inc. 7.00%-7.90% 2009-2031	72,820	73,558
Qwest Communications International Inc. 7.25%-7.50% 2011-2014	45,575	45,818
U S WEST Capital Funding, Inc. 6.50%-6.875% 2018-2028	15,064	13,578
Qwest Corp. 8.875% 2012	3,600	3,946	1.21
Nextel Communications, Inc.:
Series D, 7.375% 2015	85,378	88,177
Series E, 6.875% 2013	14,500	14,776
Alamosa (Delaware), Inc. 8.50% 2012	1,925	2,060.93
American Tower Corp.:
7.125% 2012	64,360	66,291
7.25%-7.50% 2011-2012	27,225	28,132.83
Centennial Communications Corp. 11.258% 2013 (1)	39,750	41,241.37
Other securities		329,767	2.91
		1,373,494	12.13

Industrials - 11.05%
Continental Airlines, Inc. 6.545%- 8.388% 2012-2022 (2)	121,748	121,134	1.07
UAL Corp., Term Loan B, 9.08% 2012 (1) (2)	67,045	67,548.60
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014 (3)	43,750	45,445.40
Goodman Global Holdings, Inc., Series B, 7.875% 2012	44,980	43,068.38
Accuride Corp. 8.50% 2015	46,015	43,024.38
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	41,290	42,942.38
Other securities		888,644	7.84
		1,251,805	11.05

Materials - 9.19%
JSG Holdings PLC 11.50% 2015 (5)	€ 41,591	53,912.48
Georgia-Pacific Corp., Second Lien Term Loan C, 8.39% 2013 (1) (2)	$49,475	50,032.44
Georgia Gulf Corp. 9.50% 2014 (3)	40,800	40,647.36
Other securities		895,872	7.91
		1,040,463	9.19

Energy - 5.92%
Williams Companies, Inc.:
8.75% 2032	39,370	43,307
6.375%-8.125% 2010-2021 (1) (3)	43,050	45,143
Transcontinental Gas Pipe Line Corp. 6.40%-7.25% 2011-2026 (3)	16,810	17,128
Northwest Pipeline Corp. 7.00% 2016 (3)	5,000	5,138
Williams Companies, Inc. and Credit Linked Certificate Trust 6.75% 2009 (3)	2,000	2,020
Williams Partners LP 7.50% 2011 (3)	16,525	16,649	1.14
Drummond Co., Inc. 7.375% 2016 (3)	46,205	43,664.39
Other securities		496,907	4.39
		669,956	5.92

Financials - 5.07%
General Motors Acceptance Corp.:
7.25% 2011	45,460	45,762
6.125%-7.60% 2007-2014 (1)	123,745	123,119	1.49
Ford Motor Credit Co. 9.75% 2010 (3)	44,000	45,466.40
Other securities		359,904	3.18
		574,251	5.07

Utilities - 4.86%
Edison Mission Energy:
7.50% 2013 (3)	45,375	46,056
7.73%-7.75% 2009-2016 (3)	54,975	56,466
Mission Energy Holding Co. 13.50% 2008	38,350	43,000
Midwest Generation, LLC, Series B, 8.56% 2016 (2)	25,378	26,980
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034	16,500	17,696
Homer City Funding LLC 8.734% 2026 (2)	9,342	10,393	1.77
AES Corp.:
8.75% 2013 (3)	43,985	47,394
8.875%-9.50% 2009-2015 (3)	63,301	68,234
AES Gener SA 7.50% 2014	18,350	19,089
AES Red Oak, LLC 8.54%-9.20% 2019-2029 (2)	9,486	10,350	1.28
Other securities		205,142	1.81
		550,800	4.86

Consumer staples - 4.44%
Other securities		503,281	4.44

Information technology - 3.97%
Sanmina-SCI Corp. 8.125% 2016	77,725	76,559.68
Hughes Network Systems, LLC and HNS Finance Corp. 9.50% 2014 (3)	58,375	60,418.53
Electronic Data Systems Corp., Series B, 6.50% 2013 (1)	41,040	41,689.37
Celestica Inc. 7.875% 2011	41,170	41,582.37
Other securities		229,417	2.02
		449,665	3.97

Health care - 3.72%
Warner Chilcott Corp. 8.75% 2015	71,014	73,855.65
Other securities		347,894	3.07
		421,749	3.72

Non-U.S. government & government agency bonds & notes - 4.28%
Other securities		484,387	4.28

Other - 0.83%
Other securities		94,363.83

Total bonds & notes (cost: $9,912,202,000)		10,021,351	88.48

	Shares or	Market	Percent
	principal	value	of net
Convertible securities - 1.41%	amount	(000)	assets

Other - 1.41%
American Tower Corp. 5.00% convertible debentures 2010	$25,925,000	25,925.23
AES Trust VII 6.00% convertible preferred 2008	439,925	21,446.19
Other securities		111,827.99

Total convertible securities (cost: $139,429,000)		159,198	1.41

		Market	Percent
		value	of net
Preferred securities - 1.86%	Shares	(000)	assets

Financials - 1.83%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (1) (3)	52,248,000	55,982.49
Other securities		151,533	1.34
		207,515	1.83

Other - 0.03%
Other securities		3,626.03

Total preferred securities (cost: $183,407,000)		211,141	1.86

		Market	Percent
		value	of net
Common stocks - 1.85%	Shares	(000)	assets

Other - 1.85%
Drax Group PLC (6)	3,969,950	61,924.55
Dobson Communications Corp., Class A (6)	3,435,685	24,118.21
American Tower Corp., Class A (6)	538,967	19,672.18
Sprint Nextel Corp., Series 1	777,508	13,334.12
Other securities		90,224.79
		209,272	1.85

Miscellaneous - 0.00%
Other common stocks in initial period of acquisition		237.00

Total common stocks (cost: $154,796,000)		209,509	1.85

		Market	Percent
		value	of net
Warrants - 0.00%		(000)	assets

Other - 0.00%
Other securities		83.00

Total warrants (cost: $1,100,000)		83.00

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 5.07%	(000)	(000)	assets

Clipper Receivables Co., LLC 5.26%-5.28% due 10/19-12/1/2006 (3) (7)	$69,705	69,265.61
Fannie Mae 5.21% due 10/2/2006	61,200	61,182.54
Hershey Co. 5.19% due 10/31-11/8/2006 (3) (7)	55,000	54,725.48
Wal-Mart Stores Inc. 5.20%-5.21% due 11/28-12/19/2006 (3) (7)	53,500	52,969.47
Federal Home Loan Bank 5.15% due 11/29/2006 (7)	53,000	52,549.46
Variable Funding Capital Corp. 5.25% due 10/12-10/18/2006 (3)	46,400	46,295.41
Other securities		237,299	2.10

Total short-term securities (cost: $574,242,000)		574,284	5.07

Total investment securities (cost: $10,965,176,000)		11,175,566	98.67
Other assets less liabilities		150,791	1.33

Net assets		$11,326,357	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended September 30, 2006, appear below.

Company	Beginning			Ending	Dividend income	Market value of affiliates at 9/30/2006
	shares	Purchases	Sales	shares	(000)	(000)
ZiLOG, Inc. (6)	1,140,500	-	-	1,140,500	$-	$4,163
ZiLOG, Inc. - MOD III Inc., units (6) (8)	1,868	-	-	1,868	-	278
Clarent Hospital Corp. (6) (8)	576,849	-	-	576,849	-	144

					$-	$4,585

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Coupon rate may change periodically.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $2,269,467,000, which represented 20.04% of the net assets of the fund.

(4) Step bond; coupon rate will increase at a later date.
(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6) Security did not produce income during the last 12 months.
(7) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(8) Valued under fair value procedures adopted by authority of the board of trustees.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $10,943,263)	$11,170,981
Affiliated issuers (cost: $21,913)	4,585	$11,175,566
Cash		48,907
Receivables for:
Sales of investments	33,518
Sales of fund's shares	37,895
Open forward currency contracts	333
Dividends and interest	206,674	278,420
		11,502,893
Liabilities:
Payables for:
Purchases of investments	144,768
Repurchases of fund's shares	19,597
Dividends on fund's shares	4,667
Open forward currency contracts	2
Closed forward currency contracts	40
Investment advisory services	2,742
Services provided by affiliates	4,083
Deferred trustees' compensation	141
Other fees and expenses	496	176,536
Net assets at September 30, 2006		$11,326,357

Net assets consist of:
Capital paid in on shares of beneficial interest		$11,243,458
Undistributed net investment income		28,765
Accumulated net realized loss		(156,580)
Net unrealized appreciation		210,714
Net assets at September 30, 2006		$11,326,357

Shares of beneficial interest issued and outstanding - unlimited shares authorized (920,659 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$8,285,158	673,456	$12.30
Class B	759,588	61,743	12.30
Class C	870,949	70,795	12.30
Class F	846,439	68,802	12.30
Class 529-A	92,214	7,496	12.30
Class 529-B	17,649	1,435	12.30
Class 529-C	40,186	3,267	12.30
Class 529-E	5,294	430	12.30
Class 529-F	4,038	328	12.30
Class R-1	8,334	677	12.30
Class R-2	105,991	8,615	12.30
Class R-3	133,792	10,875	12.30
Class R-4	72,863	5,923	12.30
Class R-5	83,862	6,817	12.30
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $12.78 each.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2006	(dollars in thousands)
Investment income:
Income:
Interest (net of non-U.S. taxes of $828)	$845,000
Dividends	10,756	$855,756

Fees and expenses(*):
Investment advisory services	35,055
Distribution services	37,973
Transfer agent services	7,740
Administrative services	3,370
Reports to shareholders	460
Registration statement and prospectus	364
Postage, stationery and supplies	785
Trustees' compensation	72
Auditing and legal	100
Custodian	278
State and local taxes	110
Other	83
Total fees and expenses before reimbursements/waivers	86,390
Less reimbursements/waivers of fees and expenses:
Investment advisory services	3,506
Administrative services	348
Total fees and expenses after reimbursements/waivers		82,536
Net investment income		773,220

Net realized gain and unrealized depreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	95,056
Non-U.S. currency transactions	(127)	94,929
Net unrealized depreciation on:
Investments	(42,064)
Non-U.S. currency translations	(1,388)	(43,452)
Net realized gain and unrealized depreciation
on investments and non-U.S. currency		51,477
Net increase in net assets resulting from operations		$824,697

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2006	2005
Operations:
Net investment income	$773,220	$690,756
Net realized gain on investments and non-U.S. currency transactions	94,929	237,223
Net unrealized depreciation on investments and non-U.S. currency translations	(43,452)	(232,508)
Net increase in net assets resulting from operations	824,697	695,471

Dividends paid or accrued to shareholders from
net investment income and non-U.S. currency gain	(791,733)	(694,615)

Capital share transactions	1,230,972	664,719

Total increase in net assets	1,263,936	665,575

Net assets:
Beginning of year	10,062,421	9,396,846
End of year (including
undistributed net investment income: $28,765 and $49,132, respectively)	$11,326,357	$10,062,421

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available or are considered unreliable are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Loan transactions - The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or the borrower to meet the obligations of the loan.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. For the year ended September 30, 2006, non-U.S. taxes paid on realized and unrealized gains were $221,000. As of September 30, 2006, there were no non-U.S. taxes provided on unrealized gains.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2006, the fund reclassified $1,841,000 from undistributed net investment income to accumulated net realized loss and $13,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2006, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Undistributed ordinary income	$42,174
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2005, through September 31, 2006)*	(318)
Capital loss carryforward expiring in 2011†	(146,129)
Gross unrealized appreciation on investment securities	436,308
Gross unrealized depreciation on investment securities	(242,294)
Net unrealized appreciation on investment securities	194,014
Cost of investment securities	10,981,552
*These deferrals are considered incurred in the subsequent year.
†Reflects the utilization of capital loss carryforwards of $99,258,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid or accrued to shareholders from net investment income and non-U.S. currency gains were as follows (dollars in thousands):

	Year ended September 30
Share class	2006	2005
Class A	$593,936	$523,835
Class B	52,530	51,233
Class C	56,047	52,182
Class F	54,509	42,973
Class 529-A	5,972	4,127
Class 529-B	1,102	879
Class 529-C	2,402	1,818
Class 529-E	338	240
Class 529-F	260	176
Class R-1	474	301
Class R-2	6,088	3,992
Class R-3	7,856	5,166
Class R-4	4,334	2,449
Class R-5	5,885	5,244
Total	$791,733	$694,615

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.14% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $8,333,333 of the fund's monthly gross income and decreasing to 1.50% on such income in excess of $50,000,000. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2006, total investment advisory services fees waived by CRMC were $3,506,000. As a result, the fee shown on the accompanying financial statements of $35,055,000, which was equivalent to an annualized rate of 0.335%, was reduced to $31,549,000, or 0.301% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2006, the total administrative services fees paid by CRMC were $4,000 and $344,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended September 30, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$18,394	$6,990	Not applicable	Not applicable	Not applicable
Class B	7,560	750	Not applicable	Not applicable	Not applicable
Class C	8,131	Included in administrative services	$945	$200	Not applicable
Class F	1,785		610	191	Not applicable
Class 529-A	147		58	14	$78
Class 529-B	162		12	9	16
Class 529-C	353		26	16	36
Class 529-E	23		4	1	5
Class 529-F	-		3	1	3
Class R-1	69		9	7	Not applicable
Class R-2	667		131	582	Not applicable
Class R-3	540		147	100	Not applicable
Class R-4	142		77	10	Not applicable
Class R-5	Not applicable		74	5	Not applicable
Total	$37,973	$7,740	$2,096	$1,136	$138

Deferred trustees’ compensation - Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $72,000, shown on the accompanying financial statements, includes $54,000 in current fees (either paid in cash or deferred) and a net increase of $18,000 in the value of the deferred amounts.

Affiliated officers and trustees - Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2006
Class A	$1,836,967	150,540	$464,940	38,136	$(1,488,356)	(122,025)	$813,551	66,651
Class B	83,910	6,876	35,821	2,939	(132,928)	(10,896)	(13,197)	(1,081)
Class C	215,416	17,646	39,011	3,200	(189,470)	(15,533)	64,957	5,313
Class F	422,946	34,663	39,769	3,262	(255,884)	(20,984)	206,831	16,941
Class 529-A	27,498	2,253	5,944	488	(8,085)	(663)	25,357	2,078
Class 529-B	2,686	220	1,099	90	(1,455)	(119)	2,330	191
Class 529-C	11,808	968	2,389	196	(6,128)	(502)	8,069	662
Class 529-E	1,527	125	337	28	(682)	(56)	1,182	97
Class 529-F	1,418	116	258	21	(450)	(37)	1,226	100
Class R-1	4,022	330	468	38	(2,189)	(180)	2,301	188
Class R-2	48,334	3,959	6,045	496	(23,306)	(1,910)	31,073	2,545
Class R-3	69,151	5,670	7,805	640	(40,631)	(3,334)	36,325	2,976
Class R-4	45,516	3,729	4,297	352	(19,679)	(1,615)	30,134	2,466
Class R-5	35,308	2,894	4,732	388	(19,207)	(1,576)	20,833	1,706
Total net increase
(decrease)	$2,806,507	229,989	$612,915	50,274	$(2,188,450)	(179,430)	$1,230,972	100,833

Year ended September 30, 2005
Class A	$1,717,183	138,578	$406,479	32,844	$(1,596,907)	(129,264)	$526,755	42,158
Class B	98,256	7,936	34,967	2,824	(157,417)	(12,748)	(24,194)	(1,988)
Class C	192,388	15,519	36,227	2,926	(236,808)	(19,190)	(8,193)	(745)
Class F	313,820	25,362	31,571	2,550	(286,463)	(23,196)	58,928	4,716
Class 529-A	21,884	1,765	4,106	332	(6,883)	(557)	19,107	1,540
Class 529-B	2,891	233	876	71	(802)	(64)	2,965	240
Class 529-C	9,408	759	1,809	146	(4,153)	(336)	7,064	569
Class 529-E	1,309	106	239	19	(317)	(26)	1,231	99
Class 529-F	944	76	174	14	(378)	(30)	740	60
Class R-1	3,243	261	298	24	(868)	(70)	2,673	215
Class R-2	45,263	3,652	3,965	321	(18,208)	(1,476)	31,020	2,497
Class R-3	81,319	6,577	5,107	413	(47,837)	(3,844)	38,589	3,146
Class R-4	35,411	2,847	2,410	195	(18,452)	(1,500)	19,369	1,542
Class R-5	20,105	1,623	3,958	320	(35,398)	(2,867)	(11,335)	(924)
Total net increase
(decrease)	$2,543,424	205,294	$532,186	42,999	$(2,410,891)	(195,168)	$664,719	53,125

(*) Includes exchanges between share classes of the fund.

6. Forward currency contracts

As of September 30, 2006, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows (amounts in thousands):

	Contract amount		U.S. valuations at September 30, 2006

Non-U.S. currency contracts	Non-U.S.	U.S.	Amount	Unrealized appreciation

Sales:

Euros expiring 10/12 to 12/29/2006	€58,071	$74,271	$73,940	$331

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,949,881,000 and $4,030,332,000, respectively, during the year ended September 30, 2006.

Financial highlights(1)

		Income (loss) from investment operations(2)

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 9/30/2006	$12.27	$.92	$.05	$.97	$(.94)	$12.30	8.26%	$8,285			.69%		.65%		7.52%
Year ended 9/30/2005	12.26	.89	.01	.90	(.89)	12.27	7.54	7,448			.68		.65		7.17
Year ended 9/30/2004	11.88	.87	.35	1.22	(.84)	12.26	10.57	6,920			.67		.67		7.19
Year ended 9/30/2003	9.62	.93	2.25	3.18	(.92)	11.88	34.30	6,235			.75		.75		8.49
Year ended 9/30/2002	11.27	1.08	(1.65)	(.57)	(1.08)	9.62	(5.88)	3,327			.88		.88		9.99
Class B:
Year ended 9/30/2006	12.27	.83	.05	.88	(.85)	12.30	7.44	760			1.46		1.42		6.76
Year ended 9/30/2005	12.26	.80	.01	.81	(.80)	12.27	6.72	771			1.45		1.43		6.39
Year ended 9/30/2004	11.88	.78	.35	1.13	(.75)	12.26	9.71	794			1.46		1.46		6.40
Year ended 9/30/2003	9.62	.84	2.25	3.09	(.83)	11.88	33.28	736			1.51		1.51		7.63
Year ended 9/30/2002	11.27	1.00	(1.65)	(.65)	(1.00)	9.62	(6.57)	294			1.59		1.59		9.28
Class C:
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	12.30	7.39	871			1.50		1.46		6.71
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	12.27	6.65	804			1.51		1.49		6.32
Year ended 9/30/2004	11.88	.77	.35	1.12	(.74)	12.26	9.62	812			1.54		1.54		6.31
Year ended 9/30/2003	9.62	.83	2.25	3.08	(.82)	11.88	33.17	772			1.60		1.60		7.49
Year ended 9/30/2002	11.27	.99	(1.65)	(.66)	(.99)	9.62	(6.65)	262			1.67		1.67		9.21
Class F:
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	12.30	8.23	846			.71		.68		7.47
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.45	637			.76		.74		7.07
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	12.26	10.44	578			.79		.78		7.05
Year ended 9/30/2003	9.62	.92	2.25	3.17	(.91)	11.88	34.17	470			.84		.84		8.26
Year ended 9/30/2002	11.27	1.07	(1.65)	(.58)	(1.07)	9.62	(5.95)	156			.93		.93		9.95
Class 529-A:
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	12.30	8.21	92			.74		.70		7.47
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.44	66			.77		.75		7.09
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	12.26	10.48	48			.76		.76		7.12
Year ended 9/30/2003	9.62	.92	2.25	3.17	(.91)	11.88	34.17	28			.77		.77		8.36
Period from 2/19/2002 to 9/30/2002	11.37	.65	(1.76)	(1.11)	(.64)	9.62	(10.11)	7			1.07	(5)	1.07	(5)	10.40	(5)
Class 529-B:
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	12.30	7.30	18			1.58		1.55		6.63
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	12.27	6.52	15			1.64		1.61		6.22
Year ended 9/30/2004	11.88	.75	.35	1.10	(.72)	12.26	9.47	12			1.67		1.67		6.20
Year ended 9/30/2003	9.62	.82	2.25	3.07	(.81)	11.88	33.01	7			1.73		1.73		7.36
Period from 2/25/2002 to 9/30/2002	11.23	.59	(1.63)	(1.04)	(.57)	9.62	(9.54)	2			1.82	(5)	1.82	(5)	9.67	(5)
Class 529-C:
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	12.30	7.31	40			1.57		1.54		6.64
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	12.27	6.53	32			1.63		1.60		6.23
Year ended 9/30/2004	11.88	.75	.35	1.10	(.72)	12.26	9.49	25			1.66		1.66		6.21
Year ended 9/30/2003	9.62	.82	2.25	3.07	(.81)	11.88	33.03	16			1.71		1.71		7.43
Period from 2/19/2002 to 9/30/2002	11.37	.60	(1.76)	(1.16)	(.59)	9.62	(10.52)	4			1.80	(5)	1.80	(5)	9.65	(5)
Class 529-E:
Year ended 9/30/2006	12.27	.88	.05	.93	(.90)	12.30	7.88	5			1.05		1.01		7.17
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	12.27	7.09	4			1.10		1.07		6.77
Year ended 9/30/2004	11.88	.82	.35	1.17	(.79)	12.26	10.06	3			1.13		1.13		6.75
Year ended 9/30/2003	9.62	.88	2.25	3.13	(.87)	11.88	33.73	2			1.18		1.18		7.94
Period from 3/15/2002 to 9/30/2002	11.57	.57	(1.96)	(1.39)	(.56)	9.62	(12.29)	-		(6)	1.27	(5)	1.27	(5)	10.45	(5)

Please see page 24 for footnotes.

Class 529-F:
Year ended 9/30/2006	$12.27	$.94	$.05	$.99	$(.96)	$12.30	8.41%	$4			.55%		.52%		7.66%
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.45	3			.75		.72		7.13
Year ended 9/30/2004	11.88	.85	.35	1.20	(.82)	12.26	10.34	2			.88		.88		6.99
Year ended 9/30/2003	9.62	.91	2.25	3.16	(.90)	11.88	34.06	1			.92		.92		7.96
Period from 9/16/2002 to 9/30/2002	9.88	.08	(.30)	(.22)	(.04)	9.62	(2.23)	-		(6)	.05		.05		.77
Class R-1:
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	12.30	7.35	8			1.59		1.50		6.68
Year ended 9/30/2005	12.26	.78	.01	.79	(.78)	12.27	6.61	6			1.61		1.52		6.35
Year ended 9/30/2004	11.88	.76	.35	1.11	(.73)	12.26	9.59	3			1.68		1.56		6.32
Year ended 9/30/2003	9.62	.83	2.25	3.08	(.82)	11.88	33.16	1			2.01		1.60		7.20
Period from 7/11/2002 to 9/30/2002	10.00	.23	(.40)	(.17)	(.21)	9.62	(1.70)	-		(6)	2.07		.38		2.32
Class R-2:
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	12.30	7.37	106			1.90		1.48		6.70
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	12.27	6.64	74			1.94		1.49		6.36
Year ended 9/30/2004	11.88	.77	.35	1.12	(.74)	12.26	9.63	44			2.10		1.53		6.36
Year ended 9/30/2003	9.62	.84	2.25	3.09	(.83)	11.88	33.21	15			2.31		1.57		7.34
Period from 6/18/2002 to 9/30/2002	10.76	.31	(1.18)	(.87)	(.27)	9.62	(8.05)	-		(6)	.85		.48		3.17
Class R-3:
Year ended 9/30/2006	12.27	.87	.05	.92	(.89)	12.30	7.84	134			1.08		1.05		7.13
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	12.27	7.06	97			1.13		1.10		6.74
Year ended 9/30/2004	11.88	.82	.35	1.17	(.79)	12.26	10.05	58			1.15		1.14		6.76
Year ended 9/30/2003	9.62	.88	2.25	3.13	(.87)	11.88	33.71	14			1.28		1.18		7.74
Period from 6/21/2002 to 9/30/2002	10.60	.31	(1.01)	(.70)	(.28)	9.62	(6.63)	1			.51		.36		3.21
Class R-4:
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	12.30	8.19	73			.75		.72		7.46
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.46	42			.75		.72		7.14
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	12.26	10.45	24			.79		.78		7.11
Year ended 9/30/2003	9.62	.92	2.25	3.17	(.91)	11.88	34.17	9			.86		.83		8.13
Period from 7/19/2002 to 9/30/2002	9.97	.22	(.38)	(.16)	(.19)	9.62	(1.58)	-		(6)	9.55		.14		2.25
Class R-5:
Year ended 9/30/2006	12.27	.95	.05	1.00	(.97)	12.30	8.51	84			.46		.42		7.75
Year ended 9/30/2005	12.26	.92	.01	.93	(.92)	12.27	7.78	63			.46		.43		7.37
Year ended 9/30/2004	11.88	.90	.35	1.25	(.87)	12.26	10.80	74			.47		.47		7.39
Year ended 9/30/2003	9.62	.95	2.25	3.20	(.94)	11.88	34.61	75			.52		.52		8.77
Period from 5/15/2002 to 9/30/2002	11.30	.42	(1.70)	(1.28)	(.40)	9.62	(11.41)	42			.23		.23		4.25

	Year ended September 30
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	41%	39%	39%	41%	34%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown,
CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:
We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the summary investment portfolio, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
November 8, 2006

Expense example           unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006, through September 30, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2006	Ending account value 9/30/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,038.32	$3.27	.64%
Class A -- assumed 5% return	1,000.00	1,021.86	3.24	.64
Class B -- actual return	1,000.00	1,034.32	7.24	1.42
Class B -- assumed 5% return	1,000.00	1,017.95	7.18	1.42
Class C -- actual return	1,000.00	1,034.09	7.39	1.45
Class C -- assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class F -- actual return	1,000.00	1,038.17	3.42	.67
Class F -- assumed 5% return	1,000.00	1,021.71	3.40	.67
Class 529-A -- actual return	1,000.00	1,038.10	3.47	.68
Class 529-A -- assumed 5% return	1,000.00	1,021.66	3.45	.68
Class 529-B -- actual return	1,000.00	1,033.66	7.85	1.54
Class 529-B -- assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class 529-C -- actual return	1,000.00	1,033.69	7.85	1.54
Class 529-C -- assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class 529-E -- actual return	1,000.00	1,036.42	5.16	1.01
Class 529-E -- assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class 529-F -- actual return	1,000.00	1,039.02	2.61	.51
Class 529-F -- assumed 5% return	1,000.00	1,022.51	2.59	.51
Class R-1 -- actual return	1,000.00	1,033.88	7.65	1.50
Class R-1 -- assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class R-2 -- actual return	1,000.00	1,034.00	7.55	1.48
Class R-2 -- assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class R-3 -- actual return	1,000.00	1,036.46	5.16	1.01
Class R-3 -- assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class R-4 -- actual return	1,000.00	1,037.95	3.63	.71
Class R-4 -- assumed 5% return	1,000.00	1,021.51	3.60	.71
Class R-5 -- actual return	1,000.00	1,039.48	2.15	.42
Class R-5 -- assumed 5% return	1,000.00	1,022.96	2.13	.42

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Tax information           unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2006:

Qualified dividend income	$3,130,000
Corporate dividends received deduction	3,108,000
U.S. government income that may be exempt from state taxation	4,306,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2007. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The information, material facts and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed— During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process— The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend approval of the agreement, the committee did not identify any single issue or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources— The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders from investing in a fund that is part of a larger family of funds offering a variety of investment objectives.

Other services— The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results

The board and committee considered the investment results of the fund in light of its primary objective of providing a high level of current income and its secondary objective of capital appreciation. Among other things, they compared the fund’s total returns with the average returns of all funds included in the Lipper High Current Yield Bond Funds category (the Lipper category that includes the fund) and the Lipper High Current Yield Bond Funds Index (composed of the 30 largest funds in the category each year). The board and the committee noted that for the six months ended June 2006, and the three-, five- and 10-year periods ended June 30, 2006, the fund’s investment results exceeded both measurements.

4. Advisory fees and total expenses

The board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of all other funds in the Lipper High Current Yield Bond Funds category and the Lipper High Current Yield Bond Funds Index as of September 30, 2005. The board and the committee observed that the fund’s advisory fees and total expenses were well below the median fees and expenses for all such other funds as of the end of each of the fund’s last 10 fiscal years. The board and the committee also noted the 10% advisory fee waiver that CRMC put into effect on April 1, 2005.

The board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by American Funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee also received information during previous periods regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoint discounts in the fund’s advisory fee structure reduce the level of fees charged by CRMC to the fund as fund assets increase. They also considered the impact of CRMC’s current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to the investment adviser’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, that each of the factors discussed above supported approval of the agreement, and that approval of the agreement was in the best interests of the fund and its shareholders.

Other share class results
  unaudited

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Class B, Class C, Class F and Class 529
Average annual total returns for periods ended September 30, 2006:

	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	+2.44%	+9.11%	+6.40%
Not reflecting CDSC	+7.44%	+9.39%	+6.40%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+6.39%	+9.31%	+7.34%
Not reflecting CDSC	+7.39%	+9.31%	+7.34%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged by
sponsoring firm	+8.23%	+10.14%	+8.12%

Class 529-A shares†— first sold 2/19/02
Reflecting 3.75% maximum sales charge	+4.13%	—	+9.05%
Not reflecting maximum sales charge	+8.21%	—	+9.95%

Class 529-B shares†— first sold 2/25/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within
six years of purchase	+2.30%	—	+8.99%
Not reflecting CDSC	+7.30%	—	+9.31%

Class 529-C shares†— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+6.31%	—	+9.03%
Not reflecting CDSC	+7.31%	—	+9.03%

Class 529-E shares*†— first sold 3/15/02	+7.88%	—	+9.19%

Class 529-F shares*†— first sold 9/16/02
Not reflecting annual asset-based fee charged by
sponsoring firm	+8.41%	—	+13.79%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 and 24 for details.

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Board of trustees

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the fund[1]	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 72		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 73	1987	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Diane C. Creel, 58	1994	Chairman of the Board, President and CEO, Ecovation, Inc. (organic waste management); former President and CEO, The Earth Technology Corporation (international consulting engineering)

Martin Fenton, 71	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)
Non-Executive)

Leonard R. Fuller, 60	1994	President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 60	2005	President, Dumbarton Group LLC (consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 72	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 63	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 72

H. Frederick Christie, 73	20	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Diane C. Creel, 58	13	Allegheny Technologies; BF Goodrich; Foster Wheeler Ltd.

Martin Fenton, 71	17	None
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 60	15	None

R. Clark Hooper, 60	18	JPMorgan Value Opportunities Fund

Richard G. Newman, 72	14	Sempra Energy; Southwest Water Company

Frank M. Sanchez, 63	13	None

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Abner D. Goldstine, 76	1987	Senior Vice President and Director, Capital
Vice Chairman of the Board		Research and Management Company

Paul G. Haaga, Jr., 57	1987	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Director, The Capital Group Companies, Inc.[5]

David C. Barclay, 50	1995	Senior Vice President, Capital Research and
President		Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	trustee	Other directorships[3] held by trustee

Abner D. Goldstine, 76	13	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 57	16	None
Vice Chairman of the Board

David C. Barclay, 50	1	None
President

The statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Susan M. Tolson, 44	1997	Senior Vice President, Capital Research Company[2]
Senior Vice President

Jennifer L. Hinman, 48	2001	Vice President and Director, Capital Research
Vice President		Company;[2] Director, Capital International Research, Inc.[2]

Kristine M. Nishiyama, 36	2003	Vice President and Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company; Vice President and Counsel, Capital Bank and Trust Company[2]

Kimberly S. Verdick, 42	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Susi M. Silverman, 36	2001	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Sharon G. Moseley, 38	2003	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Company affiliated with Capital Research and Management Company.

Offices of the fund and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public
accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

There are several ways to invest in American High-Income Trust. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.81 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.03 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete September 30, 2006, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects.

• An extensive global research effort
American Funds investment professionals search the world to gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

30 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
>American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds           Capital Research and Management              Capital International              Capital Guardian              Capital Bank and Trust

Lit. No. MFGEAR-921-1106P

Litho in USA RCG/GP/8049-S7520

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that H. Frederick Christie, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$76,000
2006	$84,000
b) Audit-Related Fees:
2005	$2,000
2006	$1,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	$6,000
2006	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	$338,000
2006	$553,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	None
2006	$9,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2005	$27,000
2006	$9,000
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,037,000 for fiscal year 2005 and $865,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

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American High-Income TrustSM
Investment portfolio

September 30, 2006

Bonds & notes — 88.48%	Principal amount (000)	Market value (000)

CORPORATE BONDS & NOTES — 83.37%
CONSUMER DISCRETIONARY — 23.02%
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	$14,105	$14,458
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75% 2011	6,000	4,830
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 13.50% 2011	5,525	4,503
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 0%/12.125% 2012[1]	2,850	1,974
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[2]	45,950	46,524
Charter Communications Operating, LLC, Term Loan B, 8.125% 2013[3,4]	51,500	51,822
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	44,665	45,167
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[2]	24,800	25,327
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	4,750	4,346
General Motors Corp. 7.20% 2011	96,220	89,124
General Motors Corp. 7.125% 2013	29,300	25,894
General Motors Corp. 7.25% 2013	€3,000	3,535
General Motors Corp. 7.70% 2016	$32,215	28,228
General Motors Corp. 8.80% 2021	4,300	3,827
General Motors Corp. 9.40% 2021	1,350	1,242
General Motors Corp. 8.25% 2023	3,650	3,180
General Motors Corp. 8.375% 2033	5,000	4,350
Cinemark USA, Inc. 9.00% 2013	58,743	61,240
Cinemark, Inc. 0%/9.75% 2014[1]	21,025	16,873
Mirage Resorts, Inc. 6.75% 2007	5,700	5,757
Mandalay Resort Group, Series B, 10.25% 2007	5,000	5,187
Mirage Resorts, Inc. 6.75% 2008	4,800	4,854
MGM MIRAGE 6.00% 2009	21,677	21,514
Mandalay Resort Group 6.50% 2009	2,000	2,013
MGM MIRAGE 8.50% 2010	6,100	6,519
Mandalay Resort Group 6.375% 2011	1,500	1,474
MGM MIRAGE 6.75% 2012	1,700	1,685
MGM MIRAGE 6.75% 2013	14,930	14,743
MGM MIRAGE 6.625% 2015	6,950	6,707
Delphi Automotive Systems Corp. 6.50% 2009[5]	34,600	30,967
Delphi Corp. 6.50% 2013[5]	17,190	14,697
Delphi Automotive Systems Corp. 6.55% 2006[5]	12,730	11,457
Delphi Automotive Systems Corp. 7.125% 2029[5]	14,300	12,155
K. Hovnanian Enterprises, Inc. 10.50% 2007	10,855	11,343
K. Hovnanian Enterprises, Inc. 6.00% 2010	5,275	4,939
K. Hovnanian Enterprises, Inc. 8.875% 2012	13,475	13,273
K. Hovnanian Enterprises, Inc. 7.75% 2013	6,900	6,348
K. Hovnanian Enterprises, Inc. 6.375% 2014	8,450	7,605
K. Hovnanian Enterprises, Inc. 6.25% 2016	6,000	5,310
K. Hovnanian Enterprises, Inc. 7.50% 2016	7,820	7,341
K. Hovnanian Enterprises, Inc. 8.625% 2017	11,000	10,973
Technical Olympic USA, Inc. 9.00% 2010	28,511	27,264
Technical Olympic USA, Inc. 9.00% 2010	4,280	4,093
Technical Olympic USA, Inc. 7.50% 2011	17,225	13,952
Technical Olympic USA, Inc. 10.375% 2012	23,730	20,645
Linens ‘n Things, Inc. 11.132% 2014[2,3]	66,350	64,360
CanWest Media Inc., Series B, 8.00% 2012	62,808	62,337
Mohegan Tribal Gaming Authority 6.375% 2009	45,540	45,426
Mohegan Tribal Gaming Authority 8.00% 2012	7,775	8,086
Mohegan Tribal Gaming Authority 7.125% 2014	7,825	7,825
Tenneco Automotive Inc., Series B, 10.25% 2013	16,725	18,230
Tenneco Automotive Inc. 8.625% 2014	43,250	42,926
NTL Cable PLC 8.75% 2014	36,525	38,077
NTL Cable PLC 8.75% 2014	€4,500	5,980
NTL Cable PLC 9.75% 2014	£3,000	5,797
NTL Cable PLC 9.125% 2016	$8,400	8,715
Dex Media East LLC, Dex Media East Finance Co., Series B, 9.875% 2009	5,000	5,294
R.H. Donnelley Inc. 10.875% 2012[2]	3,000	3,315
Dex Media, Inc., Series B, 0%/9.00% 2013[1]	9,000	7,628
R.H. Donnelley Corp., Series A-1, 6.875% 2013	10,650	9,771
R.H. Donnelley Corp., Series A-2, 6.875% 2013	9,000	8,258
Dex Media, Inc., Series B, 8.00% 2013	3,075	3,067
R.H. Donnelley Corp., Series A-3, 8.875% 2016	20,475	20,629
AMC Entertainment Inc. 9.50% 2011	8,282	8,313
AMC Entertainment Inc., Series B, 8.625% 2012	18,825	19,531
AMC Entertainment Inc. 9.875% 2012	18,150	18,740
AMC Entertainment Inc. 8.00% 2014	8,175	7,725
Young Broadcasting Inc. 10.00% 2011	52,810	49,575
Young Broadcasting Inc. 8.75% 2014	2,325	1,988
Grupo Posadas, SA de CV 8.75% 2011[2]	46,225	48,536
Grupo Posadas, SA de CV 8.75% 2011	750	788
William Lyon Homes, Inc. 7.625% 2012	13,925	11,314
William Lyon Homes, Inc. 10.75% 2013	20,395	18,865
William Lyon Homes, Inc. 7.50% 2014	23,085	18,583
American Media Operations, Inc., Series B, 10.25% 2009	34,445	32,206
American Media Operations, Inc. 8.875% 2011	17,615	15,545
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	45,910	44,762
Bon-Ton Department Stores, Inc. 10.25% 2014	45,200	44,183
Boyd Gaming Corp. 7.75% 2012	26,700	27,534
Boyd Gaming Corp. 8.75% 2012	4,500	4,748
Boyd Gaming Corp. 6.75% 2014	11,000	10,807
Neiman Marcus Group, Inc. 9.00% 2015[6]	38,355	40,944
Burlington Coat Factory Warehouse Corp. 11.125% 2014[2]	41,900	40,643
Dollarama Group LP and Dollarama Corp. 8.875% 2012	39,125	40,103
Toys “R” Us, Inc. 7.625% 2011	18,685	15,882
Toys “R” Us-Delaware, Inc., Term Loan B, 9.643% 2012[3,4]	21,600	22,059
Kabel Deutschland GmbH 10.625% 2014[2]	34,275	36,931
Royal Caribbean Cruises Ltd. 7.00% 2007	10,293	10,447
Royal Caribbean Cruises Ltd. 8.00% 2010	9,900	10,541
Royal Caribbean Cruises Ltd. 8.75% 2011	5,750	6,292
Royal Caribbean Cruises Ltd. 6.875% 2013	3,150	3,155
Royal Caribbean Cruises Ltd. 7.00% 2013	6,390	6,492
Gaylord Entertainment Co. 8.00% 2013	20,509	20,970
Gaylord Entertainment Co. 6.75% 2014	13,600	13,073
Dillard’s, Inc. 6.69% 2007	1,950	1,965
Dillard Department Stores, Inc. 7.15% 2007	2,100	2,116
Dillard’s, Inc. 6.30% 2008	1,382	1,389
Dillard’s, Inc. 6.625% 2008	10,165	10,229
Dillard Department Stores, Inc. 9.125% 2011	8,230	8,960
Dillard Department Stores, Inc. 7.85% 2012	1,900	1,971
Dillard’s, Inc. 7.13% 2018	3,000	2,955
Dillard’s, Inc. 7.00% 2028	3,000	2,756
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	28,180	29,765
Liberty Media Corp. 7.75% 2009	4,750	4,973
Liberty Media Corp. 5.70% 2013	16,175	15,344
Liberty Media Corp. 8.25% 2030	8,550	8,577
Seneca Gaming Corp. 7.25% 2012	24,275	24,396
Seneca Gaming Corp. 7.25% 2012	3,440	3,457
WCI Communities, Inc. 9.125% 2012	12,847	11,562
WCI Communities, Inc. 7.875% 2013	9,735	8,275
WCI Communities, Inc. 6.625% 2015	9,925	7,965
Telenet Communications NV 9.00% 2013[4]	€8,490	12,009
Telenet Group Holding NV 0%/11.50% 2014[1,2]	$17,541	15,436
Iesy Repository GmbH 10.125% 2015	€4,750	5,845
Iesy Repository GmbH 10.375% 2015[2]	$22,850	21,136
Sealy Mattress Co. 8.25% 2014	25,595	26,235
Lenfest Communications, Inc. 7.625% 2008	6,750	6,940
Comcast Corp. 5.80% 2009[3]	7,500	7,518
Comcast Corp. 10.625% 2012	2,245	2,735
Comcast Corp. 5.90% 2016	8,475	8,494
J.C. Penney Co., Inc. 8.00% 2010	14,995	16,141
J.C. Penney Co., Inc. 9.00% 2012	2,980	3,457
J.C. Penney Co., Inc. 7.625% 2097	5,500	5,670
Warnaco, Inc. 8.875% 2013	24,175	25,142
Vidéotron Ltée 6.875% 2014	15,540	15,385
Vidéotron Ltée 6.375% 2015	9,535	9,082
Quebecor Media Inc. 7.75% 2016	23,700	23,848
Education Management LLC and Education Management Finance Corp. 10.25% 2016[2]	22,260	22,872
Visteon Corp. 8.25% 2010	23,100	22,638
Gray Communications Systems, Inc. 9.25% 2011	20,800	21,866
Emmis Operating Co. 6.875% 2012	21,750	21,832
AOL Time Warner Inc. 6.15% 2007	20,000	20,081
DaimlerChrysler North America Holding Corp. 5.82% 2009[3]	20,000	20,023
XM Satellite Radio Holdings Inc. 9.75% 2014[2]	20,055	19,353
Buffets, Inc. 11.25% 2010	17,900	19,019
Aztar Corp. 7.875% 2014	17,325	18,754
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	17,450	17,145
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	18,025	17,124
CSC Holdings, Inc., Series B, 8.125% 2009	1,750	1,820
Cablevision Systems Corp., Series B, 8.00% 2012	14,865	15,125
Radio One, Inc., Series B, 8.875% 2011	11,100	11,391
Radio One, Inc. 6.375% 2013	6,050	5,536
Reader’s Digest Assn., Inc. 6.50% 2011	16,640	15,891
PETCO Animal Supplies, Inc. 10.75% 2011	14,685	15,566
Adelphia Communications Corp. 10.25% 2006[5]	9,955	6,147
Adelphia Communications Corp. 10.25% 2011[5]	6,850	4,470
Century Communications Corp. 0% 2003[5]	4,565	4,542
LBI Media, Inc. 10.125% 2012	14,030	14,837
Regal Cinemas Corp., Series B, 9.375% 2012[7]	13,300	14,028
MDC Holdings, Inc. 7.00% 2012	10,000	10,168
MDC Holdings, Inc. 5.50% 2013	4,000	3,734
KB Home 6.25% 2015	14,750	13,639
Standard Pacific Corp. 5.125% 2009	8,625	8,151
Standard Pacific Corp. 6.50% 2010	2,000	1,890
Standard Pacific Corp. 9.25% 2012	1,000	970
Standard Pacific Corp. 6.25% 2014	3,000	2,625
D.R. Horton, Inc. 8.00% 2009	10,770	11,276
D.R. Horton, Inc. 7.875% 2011	1,530	1,636
WDAC Subsidiary Corp. 8.375% 2014[2]	10,500	10,605
WDAC Subsidiary Corp. 8.50% 2014	€1,750	2,231
Gamestop Corp. 8.00% 2012	$11,800	12,213
Fisher Communications, Inc. 8.625% 2014	10,565	11,014
Hilton Hotels Corp. 7.625% 2008	4,700	4,829
Hilton Hotels Corp. 7.20% 2009	5,885	6,113
Riddell Bell Holdings Inc. 8.375% 2012	10,175	10,022
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	9,307	9,691
Carmike Cinemas, Inc., Term Loan B, 8.64% 2012[3,4]	9,225	9,317
Entercom Radio, LLC 7.625% 2014	7,775	7,629
Stoneridge, Inc. 11.50% 2012	7,842	7,626
Warner Music Group 7.375% 2014	7,760	7,605
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007	3,875	3,919
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 2012	2,600	2,743
Toll Corp. 8.25% 2011	5,500	5,651
TRW Automotive Acquisition Corp. 9.375% 2013	4,697	5,026
Viacom Inc. 5.75% 2011[2]	4,500	4,495
Cooper-Standard Automotive Inc. 8.375% 2014	6,000	4,440
Payless ShoeSource, Inc. 8.25% 2013	4,025	4,116
Beazer Homes USA, Inc. 8.375% 2012	1,650	1,650
Beazer Homes USA, Inc. 6.875% 2015	2,225	2,025
RBS-Zero Editora Jornalística SA 11.00% 2010[2]	3,410	3,666
Mediacom Broadband Corp. 8.50% 2015[2]	3,525	3,521
News America Inc. 6.75% 2038	2,990	3,108
Dura Operating Corp., Second Lien Term Loan, 9.109% 2011[3,4]	2,000	1,750
Key Plastics Holdings, Inc., Series B, 10.25% 2007[5,7]	9,650	—
		2,607,137

TELECOMMUNICATION SERVICES — 12.13%
Triton PCS, Inc. 8.75% 2011	46,050	34,653
Triton PCS, Inc. 9.375% 2011	60,855	45,793
Triton PCS, Inc. 8.50% 2013	113,840	106,156
Windstream Corp. 8.125% 2013[2]	25,300	26,976
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	44,450	47,562
Windstream Corp. 8.625% 2016[2]	90,575	97,368
Dobson Cellular Systems, Inc. 8.375% 2011[2]	32,840	34,277
American Cellular Corp., Series B, 10.00% 2011	52,725	55,493
Dobson Communications Corp. 9.757% 2012[3]	19,850	20,346
Dobson Cellular Systems, Inc. 9.875% 2012	20,375	21,954
Dobson Communications Corp. 8.875% 2013	37,250	37,110
Intelsat, Ltd. 7.625% 2012	3,500	3,080
Intelsat (Bermuda), Ltd. 10.484% 2012[3]	28,150	28,678
Intelsat, Ltd. 6.50% 2013	9,000	7,223
Intelsat (Bermuda), Ltd. 8.25% 2013	36,930	37,576
Intelsat (Bermuda), Ltd. 8.625% 2015	13,350	13,717
Intelsat PanAmSat Opco 9.00% 2016[2]	13,075	13,533
Intelsat (Bermuda), Ltd. 9.25% 2016[2]	27,200	28,730
Intelsat (Bermuda), Ltd. 11.25% 2016[2]	5,550	5,925
Qwest Capital Funding, Inc. 7.00% 2009	20,500	20,705
Qwest Capital Funding, Inc. 7.90% 2010	16,835	17,382
Qwest Communications International Inc. 7.25% 2011	39,575	39,773
Qwest Capital Funding, Inc. 7.25% 2011	29,830	29,979
Qwest Corp. 8.875% 2012	3,600	3,946
Qwest Communications International Inc., Series B, 7.50% 2014	6,000	6,045
U S WEST Capital Funding, Inc. 6.50% 2018	2,000	1,820
Qwest Capital Funding, Inc. 7.625% 2021	2,000	1,947
U S WEST Capital Funding, Inc. 6.875% 2028	13,064	11,758
Qwest Capital Funding, Inc. 7.75% 2031	3,655	3,545
Alamosa (Delaware), Inc. 8.50% 2012	1,925	2,060
Nextel Communications, Inc., Series E, 6.875% 2013	14,500	14,776
Nextel Communications, Inc., Series D, 7.375% 2015	85,378	88,177
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	34,505	36,834
Centennial Communications Corp. 11.258% 2013[3]	39,750	41,241
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[3]	24,175	23,933
American Tower Corp. 7.25% 2011	8,925	9,237
American Tower Corp. 7.125% 2012	64,360	66,291
American Tower Corp. 7.50% 2012	18,300	18,895
Hawaiian Telcom Communications, Inc. 9.75% 2013	23,340	24,099
Hawaiian Telcom Communications, Inc. 10.789% 2013[3]	19,715	20,257
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	8,725	9,205
Rural Cellular Corp. 8.25% 2012	11,850	12,265
Rural Cellular Corp. 11.239% 2012[3]	28,900	29,948
MetroPCS, Inc., Second Lien Loan, 12.938% 2007[3,4]	26,850	28,058
MetroPCS, Inc., First Lien Loan, 10.188% 2011[3,4]	11,575	11,778
Cincinnati Bell Inc. 7.25% 2013	38,425	39,482
Rogers Wireless Inc. 7.25% 2012	11,725	12,326
Rogers Wireless Inc. 7.50% 2015	17,950	19,251
Rogers Cantel Inc. 9.75% 2016	1,625	2,047
NTELOS Inc., Term Loan B, 7.58% 2011[3,4]	21,392	21,418
Millicom International Cellular SA 10.00% 2013	16,550	17,853
Nordic Telephone Co. Holding ApS 8.875% 2016[2]	7,900	8,344
Level 3 Financing, Inc. 12.25% 2013	5,600	6,272
AT&T Corp. 7.30% 2011[3]	4,341	4,710
iPCS, Inc. 11.50% 2012	1,500	1,687
		1,373,494

INDUSTRIALS — 11.05%
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.487% 2012[4]	5,000	5,228
Continental Airlines, Inc., Series 2000-2, Class C, 8.312% 2012[4]	3,883	3,824
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[4]	6,914	6,849
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[4]	15,320	14,947
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[4]	14,562	13,973
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[4]	5,924	6,102
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[4]	5,597	5,597
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[4]	9,817	9,993
Continental Airlines, Inc., Series 2003-ERJ1, Class A, 7.875% 2020[4]	31,092	30,723
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[4]	3,734	3,737
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[4]	3,060	3,272
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[4]	5,059	5,391
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[4]	11,786	11,498
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[4]	2,383	2,384
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[4]	17,433	18,664
UAL Corp., Term Loan B, 9.08% 2012[3,4]	67,045	67,548
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[4]	8,093	8,089
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[4]	7,988	8,013
United Air Lines, Inc., 1991 Equipment Trust Certificates, Series A, 10.11% 2006[4,5]	1,213	667
AMR Corp., Series B, 10.45% 2011	1,850	1,776
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[4]	17,375	17,104
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012	5,190	5,381
AMR Corp. 9.00% 2012	16,155	16,317
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[4]	19,994	21,506
AMR Corp. 9.00% 2016	1,475	1,460
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[4]	25,120	23,158
AMR Corp. 9.88% 2020	1,275	1,221
AMR Corp. 9.80% 2021	2,555	2,472
AMR Corp. 10.00% 2021	9,000	8,730
Allied Waste North America, Inc. 8.50% 2008	16,500	17,366
Allied Waste North America, Inc., Series B, 6.50% 2010	14,500	14,355
Allied Waste North America, Inc., Series B, 5.75% 2011	24,380	23,496
Allied Waste North America, Inc., Series B, 6.375% 2011	5,000	4,900
Allied Waste North America, Inc., Series B, 6.125% 2014	10,000	9,375
Allied Waste North America, Inc., Series B, 7.375% 2014	22,830	22,602
NTK Holdings Inc. 0%/10.75% 2014[1]	52,460	36,460
THL Buildco, Inc. 8.50% 2014	41,445	39,373
Nielsen Finance LLC, Term Loan B, 8.195% 2013[3,4]	12,500	12,500
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[2]	43,750	45,445
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[1,2]	29,400	17,383
DRS Technologies, Inc. 6.875% 2013	36,855	36,579
DRS Technologies, Inc. 6.625% 2016	8,900	8,789
DRS Technologies, Inc. 7.625% 2018	22,050	22,491
Goodman Global Holdings, Inc., Series B, 7.875% 2012	44,980	43,068
Goodman Global Holdings, Inc., Series B, 8.329% 2012[3]	10,270	10,437
Accuride Corp. 8.50% 2015	46,015	43,024
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	41,290	42,942
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012	28,948	29,961
H-Lines Finance Holding Corp. 0%/11.00% 2013[1]	12,540	11,098
Ashtead Group PLC 8.625% 2015[2]	19,525	19,916
Ashtead Capital, Inc. 9.00% 2016[2]	15,150	15,832
Standard Aero Holdings, Inc. 8.25% 2014	30,445	29,532
RBS Global, Inc. and Rexnord Corp. 9.50% 2014[2]	20,625	21,038
RBS Global, Inc. and Rexnord Corp. 11.75% 2016[2]	7,750	8,021
TFM, SA de CV 10.25% 2007	2,295	2,358
TFM, SA de CV 9.375% 2012	22,500	23,963
TFM, SA de CV 12.50% 2012	2,310	2,553
K&F Industries, Inc. 7.75% 2014	27,635	27,842
Argo-Tech Corp. 9.25% 2011	25,955	27,123
Northwest Airlines, Inc. 8.70% 2007[5]	5,000	2,788
Northwest Airlines, Inc. 9.875% 2007[5]	9,500	5,332
Northwest Airlines, Inc. 7.875% 2008[5]	15,900	8,825
Northwest Airlines, Inc. 10.00% 2009[5]	7,300	3,960
Northwest Airlines, Inc. 8.875% 2006[5]	8,315	4,552
United Rentals (North America), Inc., Series B, 6.50% 2012	16,675	16,175
United Rentals (North America), Inc. 7.75% 2013	8,625	8,539
ACIH, Inc. 0%/11.50% 2012[1,2]	36,685	24,579
Quebecor World Inc. 8.75% 2016[2]	22,340	21,614
Jacuzzi Brands, Inc. 9.625% 2010	18,900	20,128
Williams Scotsman, Inc. 8.50% 2015	15,775	16,209
Terex Corp. 9.25% 2011	5,200	5,505
Terex Corp. 7.375% 2014	9,075	9,166
CCMG Acquisition Corp. 8.875% 2014[2]	3,175	3,342
CCMG Acquisition Corp. 10.50% 2016[2]	8,600	9,503
Delta Air Lines, Inc. 8.00% 2007[2,5]	15,525	4,386
Delta Air Lines, Inc. 7.90% 2009[5]	5,000	1,450
Delta Air Lines, Inc. 10.125% 2010[5]	1,650	474
Delta Air Lines, Inc., Series 2001-1, Class A-1, 6.619% 2011[4]	2,166	2,165
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 2012	2,500	2,414
Delta Air Lines, Inc. 9.75% 2021[5]	2,200	632
Delta Air Lines, Inc. 10.375% 2022[5]	3,000	862
Kansas City Southern Railway Co. 9.50% 2008	3,150	3,292
Kansas City Southern Railway Co. 7.50% 2009	8,817	8,861
American Standard Inc. 8.25% 2009	5,190	5,529
American Standard Inc. 7.625% 2010	4,300	4,541
TransDigm Inc. 7.75% 2014[2]	9,785	9,907
Gol Finance 8.75% (undated)[2]	9,900	9,652
H&E Equipment Services, Inc. 8.375% 2016[2]	8,650	8,909
Mobile Storage Group, Inc. 9.75% 2014[2]	7,200	7,416
Bombardier Inc. 6.75% 2012[2]	6,600	6,319
UCAR Finance Inc. 10.25% 2012	5,551	5,856
Cummins Inc. 9.50% 2010	5,550	5,840
Park-Ohio Industries, Inc. 8.375% 2014	6,225	5,696
AGCO Corp. 6.875% 2014	€1,500	1,941
		1,251,805

MATERIALS — 9.19%
JSG Funding PLC 9.625% 2012	$7,267	7,703
JSG Funding PLC 7.75% 2015	€12,250	15,074
JSG Funding PLC 7.75% 2015	$7,000	6,650
JSG Holdings PLC 11.50% 2015[6]	€41,591	53,912
Smurfit Capital Funding PLC 7.50% 2025	$4,250	3,995
Georgia-Pacific Corp., First Lien Term Loan B, 7.39% 2012[3,4]	32,016	32,076
Georgia-Pacific Corp., Second Lien Term Loan C, 8.39% 2013[3,4]	49,475	50,032
Lyondell Chemical Co. 9.50% 2008	5,885	6,084
Equistar Chemicals, LP 10.125% 2008	15,650	16,648
Equistar Chemicals, LP and Equistar Funding Corp. 8.75% 2009	10,265	10,676
Equistar Chemicals, LP and Equistar Funding Corp. 10.625% 2011	23,025	24,809
Lyondell Chemical Co. 8.25% 2016	10,150	10,353
Stone Container Corp. 9.75% 2011	5,220	5,403
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	33,010	31,772
Stone Container Corp. 8.375% 2012	8,515	8,217
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	24,030	22,288
Abitibi-Consolidated Co. of Canada 5.25% 2008	6,250	6,031
Abitibi-Consolidated Finance LP 7.875% 2009	7,415	7,378
Abitibi-Consolidated Inc. 8.55% 2010	5,775	5,761
Abitibi-Consolidated Co. of Canada 8.89% 2011[3]	20,500	20,193
Abitibi-Consolidated Co. of Canada 6.00% 2013	1,000	817
Abitibi-Consolidated Co. of Canada 8.375% 2015	29,000	26,535
Associated Materials Inc. 9.75% 2012	22,960	23,017
AMH Holdings, Inc. 0%/11.25% 2014[1]	66,375	36,838
Owens-Illinois, Inc. 8.10% 2007	250	254
Owens-Illinois, Inc. 7.35% 2008	2,440	2,470
Owens-Brockway Glass Container Inc. 8.875% 2009	8,988	9,280
Owens-Illinois, Inc. 7.50% 2010	2,000	2,010
Owens-Brockway Glass Container Inc. 7.75% 2011	15,985	16,505
Owens-Brockway Glass Container Inc. 8.75% 2012	22,225	23,558
Owens-Brockway Glass Container Inc. 8.25% 2013	4,150	4,274
Owens-Brockway Glass Container Inc. 6.75% 2014	€375	464
Building Materials Corp. of America, Series B, 8.00% 2007	$6,925	6,908
Building Materials Corp. of America 8.00% 2008	15,370	15,312
Building Materials Corp. of America 7.75% 2014	39,235	35,017
Georgia Gulf Corp. 9.50% 2014[2]	40,800	40,647
Georgia Gulf Corp. 10.75% 2016[2]	15,975	15,735
Graphic Packaging International, Inc. 8.50% 2011	32,565	33,461
Graphic Packaging International, Inc. 9.50% 2013	16,925	17,390
Boise Cascade, LLC and Boise Cascade Finance Corp. 8.382% 2012[3]	4,300	4,343
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	42,130	39,497
Nalco Co. 7.75% 2011	21,150	21,679
Nalco Co. 8.875% 2013	12,100	12,675
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[1]	6,300	4,977
AEP Industries Inc. 7.875% 2013	24,150	24,271
United States Steel Corp. 10.75% 2008	1,000	1,086
United States Steel Corp. 9.75% 2010	20,923	22,440
Rhodia 10.25% 2010	9,507	10,695
Rhodia 8.875% 2011	392	407
Rhodia SA 9.25% 2011	€8,590	11,728
FMG Finance Pty Ltd. 10.625% 2016[2]	$22,950	22,147
Earle M. Jorgensen Co. 9.75% 2012	17,840	19,111
Domtar Inc. 7.125% 2015	13,135	12,281
Domtar Inc. 9.50% 2016	6,350	6,652
Plastipak Holdings, Inc. 8.50% 2015[2]	17,990	18,260
Crystal US Holdings 3 LLC and Crystal US Sub 3 Corp., Series B, 0%/10.50% 2014[1]	12,722	10,384
BCP Caylux Holdings Luxembourg SCA 9.625% 2014	7,075	7,712
Ainsworth Lumber Co. Ltd. 7.25% 2012	5,350	3,986
Ainsworth Lumber Co. Ltd. 6.75% 2014	13,730	9,680
Ainsworth Lumber Co. Ltd. 6.75% 2014	5,550	3,913
Chemtura Corp. 6.875% 2016	16,825	16,678
Rockwood Specialties Group, Inc. 10.625% 2011	511	549
Rockwood Specialties Group, Inc. 7.50% 2014	3,700	3,663
Rockwood Specialties Group, Inc. 7.625% 2014	€7,200	9,499
Neenah Paper, Inc. 7.375% 2014	$14,325	13,501
Covalence Specialty Materials Corp. 10.25% 2016[2]	11,525	11,237
Steel Dynamics, Inc. 9.50% 2009	9,800	10,155
Graham Packaging Co., LP and GPC Capital Corp. 9.875% 2014	9,000	8,887
Gerdau Ameristeel Corp. and GUSAP Partners 10.375% 2011	7,075	7,659
Freeport-McMoRan Copper & Gold Inc. 6.875% 2014	6,640	6,590
Allegheny Technologies, Inc. 8.375% 2011	5,000	5,287
Exopack Holding Corp. 11.25% 2014[2]	4,050	4,172
Ispat Inland ULC 9.75% 2014	3,233	3,646
Huntsman LLC 11.50% 2012	500	571
Huntsman International LLC 7.50% 2015	€2,250	3,072
Norampac Inc. 6.75% 2013	$3,500	3,325
Airgas, Inc. 6.25% 2014	3,500	3,281
Novelis Inc. 7.25% 2015[2]	2,750	2,626
AK Steel Corp. 7.75% 2012	2,650	2,594
		1,040,463

ENERGY — 5.92%
Williams Companies, Inc. and Credit Linked Certificate Trust 6.75% 2009[2]	2,000	2,020
Williams Companies, Inc. 6.375% 2010[2]	6,000	6,000
Williams Companies, Inc. 7.508% 2010[2,3]	8,000	8,180
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011	2,125	2,189
Williams Companies, Inc. 7.125% 2011	1,900	1,957
Williams Partners LP 7.50% 2011[2]	16,525	16,649
Williams Companies, Inc. 8.125% 2012	22,150	23,756
Transcontinental Gas Pipe Line Corp. 6.40% 2016[2]	3,150	3,130
Northwest Pipeline Corp. 7.00% 2016[2]	5,000	5,138
Williams Companies, Inc. 7.875% 2021	5,000	5,250
Transcontinental Gas Pipe Line Corp. 7.25% 2026	11,535	11,809
Williams Companies, Inc. 8.75% 2032	39,370	43,307
El Paso Corp. 7.625% 2007	2,000	2,035
El Paso Corp. 6.375% 2009	5,995	6,010
El Paso Corp. 7.75% 2010	16,975	17,654
Sonat Inc. 7.625% 2011	23,325	24,025
El Paso Credit Linked Trust 7.75% 2011[2]	8,800	9,086
El Paso Energy Corp. 7.375% 2012	9,670	9,875
El Paso Corp. 7.875% 2012	1,625	1,694
El Paso Corp. 9.625% 2012	8,500	9,456
El Paso Natural Gas Co. 7.50% 2026	575	604
Tennessee Gas Pipeline Co. 7.00% 2028	4,000	4,004
Southern Natural Gas Co. 7.35% 2031	3,525	3,670
Southern Natural Gas Co. 8.00% 2032	1,950	2,166
Pogo Producing Co. 7.875% 2013[2]	31,450	32,197
Pogo Producing Co. 6.625% 2015	1,725	1,656
Pogo Producing Co. 6.875% 2017	41,700	39,980
Premcor Refining Group Inc. 9.25% 2010	12,675	13,409
Premcor Refining Group Inc. 6.75% 2011	8,475	8,857
Premcor Refining Group Inc. 9.50% 2013	10,425	11,363
Premcor Refining Group Inc. 6.75% 2014	5,000	5,142
Premcor Refining Group Inc. 7.50% 2015	29,775	31,142
Newfield Exploration Co., Series B, 7.45% 2007	1,750	1,778
Newfield Exploration Co. 7.625% 2011	3,500	3,627
Newfield Exploration Co. 6.625% 2014	14,575	14,338
Newfield Exploration Co. 6.625% 2016	36,075	35,263
Drummond Co., Inc. 7.375% 2016[2]	46,205	43,664
Teekay Shipping Corp. 8.875% 2011	30,092	31,898
Ultrapetrol Ltd., First Preferred Ship Mortgage Notes, 9.00% 2014	27,955	25,858
Encore Acquisition Co. 6.00% 2015	23,800	21,896
International Coal Group, Inc. 10.25% 2014[2]	21,750	20,771
American Commercial Lines LLC and ACL Finance Corp. 9.50% 2015	18,367	20,112
Enterprise Products Operating LP 8.375% 2066[3]	16,000	16,870
Overseas Shipholding Group, Inc. 8.25% 2013	6,010	6,250
Overseas Shipholding Group, Inc. 8.75% 2013	4,555	4,897
Peabody Energy Corp., Series B, 6.875% 2013	7,000	6,930
Peabody Energy Corp. 5.875% 2016	4,000	3,690
Massey Energy Co. 6.625% 2010	3,000	2,940
Massey Energy Co. 6.875% 2013	7,925	7,212
Targa Resources, Inc. and Targa Resources Finance Corp. 8.50% 2013[2]	10,060	10,085
OMI Corp. 7.625% 2013	9,500	9,643
Whiting Petroleum Corp. 7.25% 2013	8,850	8,717
Compton Petroleum Finance Corp. 7.625% 2013	7,150	6,936
Pemex Project Funding Master Trust 7.875% 2009	1,400	1,469
Pemex Project Funding Master Trust 8.625% 2022	1,170	1,408
Petrozuata Finance, Inc., Series B, 8.22% 2017[2,4]	300	294
		669,956

FINANCIALS — 5.07%
General Motors Acceptance Corp. 6.125% 2007	17,500	17,478
General Motors Acceptance Corp. 6.125% 2007	5,000	4,994
General Motors Acceptance Corp. 6.15% 2007	14,035	14,021
General Motors Acceptance Corp. 6.243% 2007[3]	3,000	2,990
General Motors Acceptance Corp. 6.875% 2011	4,450	4,431
General Motors Acceptance Corp. 7.25% 2011	45,460	45,762
General Motors Acceptance Corp. 6.875% 2012	14,225	14,097
General Motors Acceptance Corp. 7.00% 2012	31,535	31,466
General Motors Acceptance Corp. 6.75% 2014	19,000	18,577
General Motors Acceptance Corp. 7.60% 2014[3]	15,000	15,065
Ford Motor Credit Co. 7.20% 2007	30,825	30,812
Ford Motor Credit Co. 7.875% 2010	5,000	4,873
Ford Motor Credit Co. 9.75% 2010[2]	44,000	45,466
Ford Motor Credit Co. 7.25% 2011	750	708
Ford Motor Credit Co. 9.875% 2011	5,000	5,179
E*TRADE Financial Corp. 8.00% 2011	4,000	4,160
E*TRADE Financial Corp. 7.375% 2013	2,250	2,312
E*TRADE Financial Corp. 7.875% 2015	36,420	38,514
Host Marriott, LP, Series G, 9.25% 2007	1,725	1,788
Host Marriott, LP, Series I, 9.50% 2007	2,050	2,078
Host Marriott, LP, Series M, 7.00% 2012	23,900	24,288
Host Marriott, LP, Series K, 7.125% 2013	14,375	14,627
Host Marriott, LP, Series O, 6.375% 2015	1,025	999
Providian Financial Corp., Series A, 9.525% 2027[2]	15,000	15,852
Washington Mutual Preferred Funding I Ltd. 6.534% (undated)[2,3]	25,000	24,647
Rouse Co. 3.625% 2009	12,415	11,783
Rouse Co. 7.20% 2012	12,370	12,713
Rouse Co. 5.375% 2013	3,715	3,453
Rouse Co. 6.75% 2013[2]	5,925	5,951
Kazkommerts International BV 8.50% 2013[2]	3,500	3,701
Kazkommerts International BV 8.50% 2013	1,500	1,586
Kazkommerts International BV 7.875% 2014[2]	10,000	10,200
Kazkommerts International BV 8.00% 2015[2]	6,000	6,090
TuranAlem Finance BV 7.875% 2010	10,000	10,212
TuranAlem Finance BV 7.75% 2013[2]	8,500	8,474
TuranAlem Finance BV 8.50% 2015[2]	2,280	2,324
MBNA Corp. 5.625% 2007	10,000	10,036
MBNA Capital A, Series A, 8.278% 2026	7,500	7,835
Lazard Group LLC 7.125% 2015	14,785	15,430
FelCor Lodging LP 8.50% 2011[3]	11,505	12,238
Advanta Capital Trust I, Series B, 8.99% 2026	12,000	12,210
ILFC E-Capital Trust II 6.25% 2065[2,3]	8,000	8,011
Mizuho Capital Investment (USD) 1 Ltd. and Mizuho Capital Investment (EUR) 1 Ltd. 6.686%
noncumulative preferred (undated)[2,3]	7,150	7,224
iStar Financial, Inc. 7.00% 2008	2,375	2,434
iStar Financial, Inc., Series B, 4.875% 2009	2,000	1,975
iStar Financial, Inc. 6.00% 2010	2,250	2,290
LaBranche & Co Inc. 11.00% 2012	6,000	6,450
UnumProvident Finance Co. PLC 6.85% 2015[2]	6,250	6,425
Chevy Chase Bank, FSB 6.875% 2013	5,500	5,528
Sovereign Capital Trust I 9.00% 2027	5,000	5,264
BankUnited Capital Trust, BankUnited Financial Corp. 10.25% 2026	4,500	4,748
Crescent Real Estate LP 7.50% 2007	3,500	3,544
Korea First Bank 7.267% 2034[2,3]	870	938
		574,251

UTILITIES — 4.86%
Mission Energy Holding Co. 13.50% 2008	38,350	43,000
Edison Mission Energy 7.73% 2009	35,250	36,396
Edison Mission Energy 7.50% 2013[2]	45,375	46,056
Edison Mission Energy 7.75% 2016[2]	19,725	20,070
Midwest Generation, LLC, Series B, 8.56% 2016[4]	25,378	26,980
Homer City Funding LLC 8.734% 2026[4]	9,342	10,393
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034	16,500	17,696
AES Corp. 9.50% 2009	26,032	27,919
AES Corp. 9.375% 2010	13,644	14,804
AES Corp. 8.875% 2011	8,475	9,111
AES Corp. 8.75% 2013[2]	43,985	47,394
AES Gener SA 7.50% 2014	18,350	19,089
AES Corp. 9.00% 2015[2]	15,150	16,400
AES Red Oak, LLC, Series A, 8.54% 2019[4]	4,486	4,800
AES Red Oak, LLC, Series B, 9.20% 2029[4]	5,000	5,550
NRG Energy, Inc. 7.25% 2014	31,750	31,591
NRG Energy, Inc. 7.375% 2016	29,700	29,589
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	4,700	5,198
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	3,000	3,072
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	2,650	2,745
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013	19,217	21,064
Sierra Pacific Resources 8.625% 2014	12,000	13,017
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	2,475	2,476
Nevada Power Co., Series M, 5.95% 2016[2]	1,600	1,606
Sierra Pacific Resources 6.75% 2017	2,000	2,011
Mirant Americas Generation, Inc. 8.30% 2011	5,500	5,534
Mirant Americas Generation, Inc. 9.125% 2031	20,000	20,450
Enersis SA 7.375% 2014	16,800	17,887
PSEG Energy Holdings Inc. 8.625% 2008	15,999	16,679
Calpine Generating Co., LLC and CalGen Finance Corp. 11.08% 2010[3,4]	12,000	12,690
FPL Energy National Wind Portfolio, LLC 6.125% 2019[2,4]	4,423	4,311
FPL Energy American Wind, LLC 6.639% 2023[2,4]	7,104	7,349
Electricidad de Caracas Finance BV 10.25% 2014[2]	7,480	7,873
		550,800

CONSUMER STAPLES — 4.44%
SUPERVALU INC., Term Loan B, 7.188% 2012[3,4]	17,300	17,322
SUPERVALU INC. 7.50% 2012	11,500	11,718
Albertson’s, Inc. 7.45% 2029	16,695	15,547
Albertson’s, Inc. 8.00% 2031	16,055	15,688
Stater Bros. Holdings Inc. 8.89% 2010[3]	8,450	8,577
Stater Bros. Holdings Inc. 8.125% 2012	37,005	37,375
Jean Coutu Group (PJC) Inc. 7.625% 2012	1,425	1,505
Jean Coutu Group (PJC) Inc. 8.50% 2014	40,750	39,426
Rite Aid Corp. 6.125% 2008[2]	7,950	7,821
Rite Aid Corp. 8.125% 2010	1,000	1,007
Rite Aid Corp. 9.50% 2011	9,500	9,868
Rite Aid Corp. 7.50% 2015	7,000	6,667
Rite Aid Corp. 7.70% 2027	8,000	6,370
Rite Aid Corp. 6.875% 2028	12,477	9,061
Dole Food Co., Inc. 7.25% 2010	12,325	11,493
Dole Food Co., Inc. 8.875% 2011	29,390	28,288
Delhaize America, Inc. 8.125% 2011	23,645	25,496
Delhaize America, Inc. 9.00% 2031	9,500	11,176
Pathmark Stores, Inc. 8.75% 2012	29,810	28,990
Petro Stopping Centers, LP and Petro Financial Corp. 9.00% 2012	26,840	27,310
Rayovac Corp. 8.50% 2013	3,885	3,380
Spectrum Brands, Inc. 7.375% 2015	28,710	23,112
Playtex Products, Inc. 8.00% 2011	5,000	5,213
Playtex Products, Inc. 9.375% 2011	16,160	16,968
Vitamin Shoppe Industries, Inc. 12.905% 2012[2,3]	20,610	21,280
Elizabeth Arden, Inc. 7.75% 2014	20,372	20,066
Gold Kist Inc. 10.25% 2014	14,729	17,012
Koninklijke Ahold NV 5.875% 2008	€2,367	3,086
Ahold Finance U.S.A., Inc. 6.25% 2009	$6,960	7,064
Ahold Lease Pass Through Trust, Series 2001-A-2, 8.62% 2025[4]	4,420	4,555
Winn-Dixie Stores, Inc. 8.875% 2008[5]	18,675	12,419
Winn-Dixie Pass Through Trust, Series 1999-1, Class A-1, 7.803% 2017[2,4,5]	1,971	1,652
Tyson Foods, Inc. 6.85% 2016[3]	12,885	13,290
Del Monte Corp., Series B, 8.625% 2012	10,550	11,117
Roundy’s Supermarkets, Inc., Term Loan B, 8.365% 2011[3,4]	8,955	9,033
Duane Reade Inc. 9.89% 2010[3]	6,000	6,105
Smithfield Foods, Inc. 7.625% 2008	1,125	1,148
Smithfield Foods, Inc., Series A, 8.00% 2009	3,000	3,150
Smithfield Foods, Inc., Series B, 7.75% 2013	925	957
AAC Group Holding Corp. 12.75% 2012[2,6]	1,875	1,969
		503,281

INFORMATION TECHNOLOGY — 3.97%
Sanmina-SCI Corp. 6.75% 2013	2,000	1,895
Sanmina-SCI Corp. 8.125% 2016	77,725	76,559
Celestica Inc. 7.875% 2011	41,170	41,582
Celestica Inc. 7.625% 2013	28,420	28,349
Hughes Network Systems, LLC and HNS Finance Corp. 9.50% 2014[2]	58,375	60,418
Electronic Data Systems Corp. 7.125% 2009	4,800	5,024
Electronic Data Systems Corp., Series B, 6.50% 2013[3]	41,040	41,689
Electronic Data Systems Corp. 7.45% 2029	2,200	2,421
Nortel Networks Ltd. 9.73% 2011[2,3]	10,600	10,997
Nortel Networks Ltd. 10.125% 2013[2]	27,425	29,071
Nortel Networks Ltd. 10.75% 2016[2]	7,325	7,874
SunGard Data Systems Inc. 3.75% 2009	2,550	2,397
SunGard Data Systems Inc. 9.125% 2013	25,145	26,151
SunGard Data Systems Inc. 4.875% 2014	4,500	3,915
SunGard Data Systems Inc. 10.25% 2015	6,000	6,210
Xerox Corp. 9.75% 2009	2,000	2,175
Xerox Corp. 7.125% 2010	19,650	20,534
Xerox Corp. 7.625% 2013	5,000	5,275
Sensata Technologies BV 8.00% 2014[2]	26,130	25,542
Serena Software, Inc. 10.375% 2016	19,117	20,121
Jabil Circuit, Inc. 5.875% 2010	9,250	9,341
Iron Mountain Inc. 7.75% 2015	8,410	8,452
Freescale Semiconductor, Inc. 6.875% 2011	5,000	5,288
Solectron Global Finance, LTD 8.00% 2016	4,400	4,378
Hyundai Semiconductor America, Inc. 8.625% 2007[2]	2,600	2,626
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.64% 2011[3]	1,625	1,381
Exodus Communications, Inc. 11.625% 2010[5,7]	3,774	—
		449,665

HEALTH CARE — 3.72%
Tenet Healthcare Corp. 6.375% 2011	30,260	26,742
Tenet Healthcare Corp. 7.375% 2013	11,140	10,096
Tenet Healthcare Corp. 9.875% 2014	18,100	18,123
Tenet Healthcare Corp. 9.25% 2015	35,475	34,322
Warner Chilcott Corp. 8.75% 2015	71,014	73,855
HealthSouth Corp. 11.418% 2014[2,3]	36,200	37,105
HealthSouth Corp. 10.75% 2016[2]	32,000	32,840
Concentra Operating Corp. 9.50% 2010	26,400	27,588
Concentra Operating Corp. 9.125% 2012	24,990	26,114
Select Medical Corp. 7.625% 2015	27,350	23,179
Select Medical Holdings Corp. 11.175% 2015[3]	10,000	8,850
Team Finance LLC and Health Finance Corp. 11.25% 2013	27,190	28,006
Accellent Inc. 10.50% 2013	24,325	25,420
Columbia/HCA Healthcare Corp. 7.00% 2007	7,755	7,833
Columbia/HCA Healthcare Corp. 7.25% 2008	1,000	1,012
HCA — The Healthcare Co. 7.875% 2011	1,250	1,202
HCA Inc. 6.30% 2012	2,975	2,525
HCA Inc. 6.95% 2012	2,000	1,757
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	13,005	13,915
MedCath Holdings Corp. 9.875% 2012	11,575	12,385
Triad Hospitals, Inc. 7.00% 2012	8,925	8,880
		421,749

NON-U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 4.28%
Argentina (Republic of) 4.193% 2012[3,4]	36,580	25,335
Argentina (Republic of) 7.255% 2033[4,6,8]	ARS109,942	32,833
Argentina (Republic of) GDP-Linked 2035	347,027	10,289
Argentina (Republic of) 0% 2035	$70,000	6,860
Argentina (Republic of) 0.797% 2038[4,8]	ARS131,471	16,647
Brazilian Treasury Bill 6.00% 2010[8]	R$26,761	11,155
Brazil (Federal Republic of) Global 10.25% 2013	$7,125	8,717
Brazil (Federal Republic of) Global 10.50% 2014	3,000	3,777
Brazil (Federal Republic of) Global 8.00% 2018[4]	6,820	7,509
Brazil (Federal Republic of) Global 8.875% 2024	1,895	2,283
Brazil (Federal Republic of) Global 7.125% 2037	2,500	2,559
Brazil (Federal Republic of) Global 11.00% 2040	26,485	34,530
Russian Federation 8.25% 2010[2,4]	4,444	4,678
Russian Federation 12.75% 2028	8,000	14,370
Russian Federation 5.00%/7.50% 2030[1,4]	32,365	36,148
Turkey (Republic of) Treasury Bill 0% 2006	TRY17,000	10,939
Turkey (Republic of) 20.00% 2007	23,983	15,767
Turkey (Republic of) Treasury Bill 0% 2007	11,943	6,959
Turkey (Republic of) Treasury Bill 0% 2007	12,000	6,857
Turkey (Republic of) 15.00% 2010	16,262	9,345
Panama (Republic of) Global 7.125% 2026	$585	616
Panama (Republic of) Global 8.875% 2027	6,500	8,076
Panama (Republic of) Global 6.70% 2036[4]	28,009	27,869
United Mexican States Government, Series M10, 10.50% 2011	MXP12,320	1,315
United Mexican States Government Global 6.375% 2013	$3,540	3,731
United Mexican States Government, Series MI10, 8.00% 2013	MXP52,500	4,721
United Mexican States Government Global 11.375% 2016	$2,501	3,595
United Mexican States Government, Series M20, 8.00% 2023	MXP55,000	4,790
United Mexican States Government, Series M20, 10.00% 2024	70,000	7,267
United Mexican States Government Global 8.30% 2031	$3,020	3,773
United Mexican States Government Global 7.50% 2033	2,285	2,641
Peru (Republic of) 9.125% 2012	4,909	5,658
Peru (Republic of) 9.875% 2015	13,500	16,774
Peru (Republic of) 8.375% 2016	2,500	2,894
Peru (Republic of) Past Due Interest Eurobond 5.00% 2017[3,4]	331	327
Peru (Republic of) 7.35% 2025	500	535
Dominican Republic 9.50% 2011[4,6]	5,626	6,077
Dominican Republic 9.50% 2011[2,4,6]	3,436	3,711
Dominican Republic 9.04% 2018[2,4]	9,001	10,081
Dominican Republic 9.04% 2018[4]	4,902	5,490
Dominican Republic 6.188% 2024[3]	500	492
Colombia (Republic of) Global 10.00% 2012	1,500	1,756
Colombia (Republic of) Global 10.75% 2013	8,550	10,482
Colombia (Republic of) Global 12.00% 2015	COP3,940,000	1,878
Colombia (Republic of) Global 11.75% 2020	$1,936	2,720
Colombia (Republic of) Global 10.375% 2033	823	1,123
Columbia (Republic of) Global 7.375% 2037	4,139	4,201
Indonesia (Republic of) 12.25% 2007	IDR28,500,000	3,141
Indonesia (Republic of) 12.50% 2013	77,730,000	9,101
Indonesia (Republic of) 6.875% 2017[2]	$1,000	1,027
Indonesia (Republic of) 11.00% 2020	IDR30,770,000	3,263
Indonesia (Republic of) 12.90% 2022	45,000,000	5,435
Venezuela (Republic of) 10.75% 2013	$6,000	7,350
Venezuela (Republic of) Global 8.50% 2014	1,250	1,387
Venezuela (Republic of) 9.25% 2027	3,935	4,828
Venezuela (Republic of) 9.375% 2034	3,000	3,715
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014[2]	4,000	5,180
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	4,000	5,180
Egypt (Arab Republic of) Treasury Bill 0% 2007	EGP38,450	6,533
Egypt (Arab Republic of) Treasury Bill 0% 2007	11,550	1,959
El Salvador (Republic of) 7.75% 2023[2]	$2,775	3,112
El Salvador (Republic of) 7.65% 2035[2]	4,250	4,579
State of Qatar 9.75% 2030	3,500	5,189
Thai Government 4.125% 2009	THB73,490	1,909
Philippines (Republic of) 7.75% 2031	$1,000	1,049
Jamaican Government 9.00% 2015	280	300
		484,387

U.S. TREASURY BONDS & NOTES — 0.26%
U.S. Treasury 3.25% 2007	5,000	4,928
U.S. Treasury 6.625% 2007	25,000	25,246
		30,174

MORTGAGE-BACKED OBLIGATIONS[4]— 0.22%
Tower Ventures, LLC, Series 2006-1, Class E, 6.495% 2036[2]	4,000	3,997
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[2]	20,380	20,822
		24,819

MUNICIPALS — 0.20%
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	16,720	17,932
State of Louisiana, Tobacco Settlement Authority, Asset-backed Bonds, Series 2001-B, 5.50% 2030	4,500	4,667
		22,599

ASSET-BACKED OBLIGATIONS[4]— 0.15%
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A, Class FX, 10.421% 2007[2]	16,500	16,771

Total bonds & notes (cost: $9,912,202,000)		10,021,351

Convertible securities — 1.41%	Shares or principal amount	Market value (000)

INFORMATION TECHNOLOGY — 0.42%
Fairchild Semiconductor Corp. 5.00% convertible notes 2008	$17,850,000	$17,761
Conexant Systems, Inc. 4.00% convertible notes 2007	$14,700,000	14,590
SCI Systems, Inc. 3.00% convertible debentures 2007	$12,000,000	11,820
LSI Logic Corp. 4.00% convertible notes 2006	$3,000,000	3,000
		47,171

CONSUMER DISCRETIONARY — 0.38%
Amazon.com, Inc. 6.875% PEACS convertible notes 2010	€20,645,000	26,649
Amazon.com, Inc. 4.75% convertible debentures 2009	$8,825,000	8,615
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	160,600	5,395
Gray Communications Systems, Inc., Series C, 8.00% convertible preferred 2012[2,6,7]	300	2,565
		43,224

TELECOMMUNICATION SERVICES — 0.23%
American Tower Corp. 5.00% convertible debentures 2010	$25,925,000	25,925

UTILITIES — 0.19%
AES Trust VII 6.00% convertible preferred 2008	439,925	21,446

FINANCIALS — 0.19%
Equity Office Properties Trust, Series B, 5.25% convertible preferred 2008	200,000	11,568
Crescent Real Estate Equities Co., Series A, 6.75% convertible preferred	450,000	9,864
		21,432

Total convertible securities (cost: $139,429,000)		159,198

Preferred securities — 1.86%	Shares

FINANCIALS — 1.83%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred[2,3]	52,248,000	55,982
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred[2,3]	21,180,000	22,320
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[2]	1,125,000	32,836
Swire Pacific Offshore Financing Ltd. 9.33% cumulative guaranteed perpetual preferred capital securities[2]	546,648	14,111
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred[2,3]	28,963,000	31,060
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative preferred[2,3]	26,075,000	26,091
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred[2,3]	13,297,000	14,136
Fannie Mae, Series O, 7.085% preferred[2,3]	150,000	7,978
Chevy Chase Preferred Capital Corp., Series A, 10.375% exchangeable preferred	55,994	3,001
		207,515

CONSUMER DISCRETIONARY — 0.03%
Delphi Corp., Series A, 8.25% cumulative trust preferred 2033[9]	178,800	2,861
Adelphia Communications Corp., Series B, 13.00% preferred 2009[9]	36,196	18
		2,879

CONSUMER STAPLES — 0.00%
Great Atlantic & Pacific Tea Co., Inc. 9.375% QUIBS preferred 2039	18,500	469

INFORMATION TECHNOLOGY — 0.00%
ZiLOG, Inc. — MOD III Inc., units[7,9,10]	1,868	278

Preferred securities	Shares	Market value (000)

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc. 14.00% preferred 2009[6,7,9]	40	$—

Total preferred securities (cost: $183,407,000)		211,141

Common stocks — 1.85%

TELECOMMUNICATION SERVICES — 0.70%
Dobson Communications Corp., Class A9	3,435,685	24,118
American Tower Corp., Class A9	538,967	19,672
AT&T Inc.	600,000	19,536
Sprint Nextel Corp., Series 1	777,508	13,334
Embarq Corp.	38,875	1,880
Cincinnati Bell Inc.[9]	70,740	341
XO Holdings, Inc.[9]	25,291	124
		79,005

UTILITIES — 0.55%
Drax Group PLC[9]	3,969,950	61,924

INFORMATION TECHNOLOGY — 0.29%
Micron Technology, Inc.[2,9]	678,656	11,809
Micron Technology, Inc.[9]	424,160	7,380
Fairchild Semiconductor International, Inc.[9]	500,000	9,350
ZiLOG, Inc.[9,10]	1,140,500	4,163
		32,702

HEALTH CARE — 0.16%
UnitedHealth Group Inc.	375,000	18,450
Clarent Hospital Corp.[7,9,10]	576,849	144
		18,594

CONSUMER DISCRETIONARY — 0.06%
Emmis Communications Corp., Class A9	201,000	2,462
Clear Channel Communications, Inc.	51,012	1,472
Viacom Inc., Class B9	31,612	1,175
CBS Corp., Class B	31,612	891
Radio One, Inc., Class D, nonvoting[9]	44,000	275
Radio One, Inc., Class A9	22,000	137
		6,412

FINANCIALS — 0.05%
Equity Office Properties Trust	150,000	5,964

INDUSTRIALS — 0.04%
DigitalGlobe Inc.[2,7,9]	3,064,647	3,065
Delta Air Lines, Inc.[2,9]	766,165	1,050
UAL Corp.[9]	20,934	556
		4,671

MISCELLANEOUS — 0.00%
Other common stocks in initial period of acquisition		237

Total common stocks (cost: $154,796,000)		209,509

Warrants — 0.00%	Shares	Market value (000)

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[9]	50,587	$46
XO Holdings, Inc., Series B, warrants, expire 2010[9]	37,939	23
XO Holdings, Inc., Series C, warrants, expire 2010[9]	37,939	14
KMC Telecom Holdings, Inc., warrants, expire 2008[2,7,9]	22,500	—
GT Group Telecom Inc., warrants, expire 2010[2,7,9]	11,000	—
Allegiance Telecom, Inc., warrants, expire 2008[2,7,9]	5,000	—

Total warrants (cost: $1,100,000)		83

Short-term securities — 5.07%	Principal amount (000)

Clipper Receivables Co., LLC 5.28% due 11/8/2006[2,11]	$30,800	30,632
Clipper Receivables Co., LLC 5.26% due 10/19-12/1/2006[2]	38,905	38,633
Fannie Mae 5.21% due 10/2/2006	61,200	61,182
Hershey Co. 5.19% due 10/31/2006[2]	30,000	29,866
Hershey Co. 5.19% due 11/8/2006[2,11]	25,000	24,859
Wal-Mart Stores Inc. 5.20%-5.21% due 12/19/2006[2]	27,500	27,188
Wal-Mart Stores Inc. 5.20% due 11/28/2006[2,11]	26,000	25,781
Federal Home Loan Bank 5.15% due 11/29/2006[11]	53,000	52,549
Variable Funding Capital Corp. 5.25% due 10/12-10/18/2006[2]	46,400	46,295
Bank of America Corp. 5.255% due 12/12/2006	40,000	39,585
Caterpillar Financial Services Corp. 5.20% due 10/10/2006	35,000	34,949
Three Pillars Funding, LLC 5.26% due 10/5/2006[2]	34,789	34,764
Gannett Co. 5.21% due 10/26-11/6/2006[2]	32,900	32,751
Triple-A One Funding Corp. 5.25% due 10/11/2006[2]	25,030	24,990
General Electric Capital Services, Inc. 5.24% due 10/4/2006	24,100	24,086
Estée Lauder Companies Inc. 5.20% due 10/5/2006[2]	15,000	14,989
International Lease Finance Corp. 5.23% due 10/24/2006	12,200	12,157
Colgate-Palmolive Co. 5.19% due 10/27/2006[2]	9,600	9,563
AT&T Inc. 5.25% due 10/25/2006[2]	9,500	9,465

Total short-term securities (cost: $574,242,000)		574,284

Total investment securities (cost: $10,965,176,000)		11,175,566
Other assets less liabilities		150,791

Net assets		$11,326,357

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Step bond; coupon rate will increase at a later date.
2Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $2,269,467,000, which represented 20.04% of the net assets of the fund.
3Coupon rate may change periodically.
4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5Scheduled interest and/or principal payment was not received.
6Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
7Valued under fair value procedures adopted by authority of the board of trustees.
8Index-linked bond whose principal amount moves with a government retail price index.
9Security did not produce income during the last 12 months.
10Represents an affiliated company as defined under the Investment Company Act of 1940.
11This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-921-1106-S6836

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Board of Trustees and Shareholders of
American High-Income Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American High-Income Trust (the “Fund”) as of September 30, 2006, and for the year then ended and have issued our report thereon dated November 8, 2006, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2006, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

November 8, 2006
Costa Mesa, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating and Governance Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating and Governance Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: December 8, 2006

By /s/ Susi M. Silverman
Susi M. Silverman, Treasurer and Principal Financial Officer

Date: December 8, 2006